CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION, WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS MARKED WITH “[***]”.

Execution Version
TRANSPORTATION SERVICES AGREEMENT
July 1, 2018
ALPINE HIGH NGL PIPELINE LP
“Carrier”
and
APACHE CORPORATION
“Shipper”

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TABLE OF CONTENTS Page

Article I	CERTAIN DEFINITIONS 1

Article II	TERM 6

2.1.	Term 6

Article III	CARRIER OBLIGATIONS 7

3.1	Provision of Services 7

3.2	Priority Service 7

3.3	Maintenance of Pipeline Capacity 7

3.4	Most Favored Nations 7

3.5	Pressure Commitments 8

3.6	Measurement 8

3.7	Standard of Performance 8

3.8	Additional Destination Points 8

Article IV	DEDICATION AND SHIPPER’S DELIVERY OBLIGATIONS 8

4.1.	Dedication 8

4.2.	Prior Dedications 9

4.3.	Contemporaneous Dedications 9

4.4.	Subsequently Acquired Subject Interests 10

4.5.	Covenant Running with the Land 10

4.6.	Releases from Dedication 11

4.7.	Processing Obligations and Reservations from Dedication 12

4.8.	Delivery Commitment 13

4.9.	Unused Capacity 13

4.10.	Linefill 13

Article V	FEES 14

5.1.	Shipper’s Priority Rate 14

5.2.	Index Adjustment 14

5.3.	Pipeline Loss Allowance 14

5.4.	Third Party Rates 14

Article VI	DEFAULTS AND REMEDIES 14

6.1.	Shipper Default 14

6.2.	Remedies on Shipper Default 14

6.3.	Carrier Default 15

6.4.	Remedies on Carrier Default 15

Article VII	WARRANTY OF TITLE; ROYALTIES 16

7.1.	Shipper’s Warranty 16

7.2.	Carrier’s Warranty 16

7.3.	Proceeds of Production 16

7.4.	Title 16

Article VIII	WAIVER OF CERTAIN DAMAGES 16

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TABLE OF CONTENTS
(continued) Page

Article IX	FORCE MAJEURE 17

9.1.	Suspension of Obligations 17

9.2.	Definition of Force Majeure 17

9.3.	Notification 18

9.4.	Limitations 18

Article X	ASSIGNMENT 18

10.1.	Assignments Not Requiring Consent 18

10.2.	Assignment Requiring Consent 19

10.3.	Conveyance of Interests 19

10.4.	Compliance 19

10.5.	Successors and Assigns 19

Article XI	TAXES 19

Article XII	NOTICE AND STATEMENTS 19

12.1.	Notice 19

12.2.	Change of Address 20

Article XIII	MISCELLANEOUS 21

13.1.	Entire Agreement; Amendments 21

13.2.	Governing Law 21

13.3.	Jurisdiction and Venue 21

13.4.	No Drafting Presumption 21

13.5.	Waiver 21

13.6.	No Third Party Beneficiaries 22

13.7.	No Partnership 22

13.8.	Survival 22

13.9.	Headings 22

13.10.	Rules of Construction 22

13.11.	Severability 22

13.12.	Further Assurances 23

13.13.	No Inducements 23

13.14.	Counterpart Execution 23

13.15.	Confidentiality 23

13.16.	Compliance with Laws 24

13.17.	Arm’s Length Negotiations 24

13.18.	Audit Rights 24

EXHIBITS

Exhibit A – Tariff
Exhibit B – Dedicated Area
Exhibit C – Raw Make Quality Specifications
Exhibit D– Prior Dedications

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Exhibit E – Measurement Procedures
Exhibit F – Form of Transferee Agreement

SCHEDULES

Schedule A – Origin Points, Destination Points, and Rates

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TRANSPORTATION SERVICES AGREEMENT
This Transportation Services Agreement (this “Agreement”) is made and entered into, effective as of this first day of July, 2018 (the “Effective Date”), by and between Alpine High NGL Pipeline LP, a Delaware limited partnership (“Carrier”), and Apache Corporation, a Delaware corporation (“Shipper”). Shipper and Carrier may be referred to individually as a “Party,” or collectively as the “Parties.”
WITNESSETH:
WHEREAS, Shipper has title to or the right to transport and/or sell Shipper Raw Make and desires for Carrier to transport Shipper Raw Make on the Pipeline System; and
WHEREAS, Carrier desires to transport Shipper Raw Make on the Pipeline System; and
WHEREAS, Carrier and Shipper have engaged in good faith, arm’s length negotiations and are entering into this Agreement as independent parties; and
WHEREAS, The Parties originally entered into that certain Transportation Services Agreement dated as of May 1, 2018 (the “Original TSA”). This Agreement hereby amends, restates, supersedes, and replaces the Original TSA in its entirety.
NOW THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the Parties hereby covenant and agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
Unless otherwise required by the content, the terms defined in this Article I shall have, for all purposes of this Agreement, the respective meanings set forth in this Article I:
“Actual Shipments” shall mean, for any period of time, the volumes of Shipper Raw Make that Shipper delivers to Carrier hereunder at the Origin Points and that are ultimately delivered by Carrier to Shipper (or Shipper’s designee) hereunder at the Destination Points.
“Additional Destination Point” shall have the meaning given to such term in Section 3.8 of this Agreement.
“Adjustment Date” shall mean the first anniversary of the Effective Date and each subsequent anniversary of the Effective Date.
“Affiliate” shall mean any Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another Person. The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. A Person is deemed to be an Affiliate of another specified Person if such Person owns 50% or more of the voting securities of the specified Person, or if the specified Person

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owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control.
“Agreement” shall have the meaning given to such term in the preamble of this Agreement.
“Applicable Law” shall mean all applicable laws, statutes, directives, codes, ordinances, rules, regulations, municipal by-laws, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, decisions, rulings or awards, consent orders, consent decrees and policies of any Governmental Authority.
“Barrel” or “bbl” shall mean forty-two (42) United States gallons of 231 cubic inches at sixty degrees Fahrenheit (60° F) and equilibrium vapor pressure.
“BPD” shall mean Barrels per Day.
“Business Day” shall mean any day that is not a Saturday, Sunday, or a day on which federally chartered banks are required or permitted to close in Houston, Texas.
“Carrier” shall have the meaning given to such term in the preamble of this Agreement.
“Carrier Default” shall have the meaning given to such term in Section 6.3 of this Agreement.
“Carrier Default Notice” shall have the meaning given to such term in Section 6.4 of this Agreement.
“Carrier Standard of Performance” shall mean Carrier’s obligation hereunder (i) to exercise its rights or powers under this Agreement, in each case, in a reasonable manner and with the degree of skill and judgment normally exercised by a reasonably prudent operator consistent with industry practices in the midstream oil and gas industry and in material compliance with this Agreement, and (ii) to operate in a manner such that Shipper is not curtailed for reasons other than Force Majeure, planned or scheduled maintenance, and/or shipper default, for an aggregate period exceeding six (6) Days within any Year.
“Central Clock Time” or “CCT” shall mean Central Standard Time, as adjusted for Central Daylight Time.
“Claims” shall mean any and all claims, demands and causes of action of any kind and all losses, damages, liabilities, costs and expenses of whatever nature (including court costs and reasonable attorneys’ fees).
“CPPI” shall mean, with respect to each Adjustment Date, the PPI for the Month which is four (4) Months prior to such Adjustment Date.
“Day” or “Daily” shall mean a period commencing at 7:00 a.m., CCT, on a calendar day and ending at 7:00 a.m., CCT, on the next calendar day.
“Dedicated Area” shall mean lands and/or properties described on Exhibit B.

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“Dedicated Raw Make” shall have the meaning given to such term in Section 4.1 of this Agreement.
“Dedication” shall have the meaning given to such term in Section 4.1 of this Agreement.
“Deemed Volume Commitment” shall have the meaning given to such term in the Tariff.
“Destination Points” shall mean the destination points listed on Schedule A (attached hereto).
“Effective Date” shall have the meaning given to such term in the preamble to this Agreement.
“Evergreen Extension” shall have the meaning given to such term in Article II of this Agreement.
“Extended Carrier Force Majeure” shall have the meaning given to such term in Section 4.6(b) of this Agreement.
“Extension” shall mean the First Extension, the Second Extension, or an Evergreen Extension, as applicable.
“Fee Adjustment Multiplier” shall mean, with respect to any Adjustment Date, the percentage equal to the percentage of change between (a) the PPPI applicable to such Adjustment Date and (b) the CPPI applicable to such Adjustment Date.
“First Extension” shall have the meaning given to such term in Article II of this Agreement.
“Force Majeure” shall have the meaning given to such term in Section 9.2 of this Agreement.
“Gas” shall mean any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases that are extracted from the subsurface of the earth.
“Governmental Authority” shall mean (i) the United States of America, (ii) any state, county, parish, municipality or other governmental subdivision within the United States of America, and (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America or of any state, county, municipality or other governmental subdivision within the United States of America.
“Interests” shall mean any right, title, or interest in lands, wells or leases and the right to produce Gas therefrom whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, farm-out, contractual ownership or arising from any pooling, unitization or communitization of any of the foregoing rights.
“Losses” shall mean any actual loss, cost, expense, liability, damage, demand, suit, sanction, claim, judgment, lien, fine or penalty, including attorneys’ fees, asserted by a third party not Affiliated with the Party incurring such, and which are incurred by the applicable indemnified Persons on account of injuries (including death) to any person or damage to or destruction of any property, sustained or

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alleged to have been sustained in connection with or arising out of the matters for which the indemnifying party has indemnified the applicable indemnified Persons.
“Month” shall mean a period commencing at 7:00 a.m., CCT, on the first day of a calendar month and ending at 7:00 a.m., CCT, on the first day of the next calendar month.
“Nomination” (including “Nominates” and the syntactical variants thereof) shall mean the written or electronic communication from Shipper to Carrier, pursuant to and in accordance with the terms of this Agreement, including the Tariff, requesting that Carrier transport for Shipper in a given Month a stated volume of Raw Make.
“Origin Point” shall mean any of the origin points listed on Schedule A (attached hereto) where Carrier accepts Raw Make for transport on the Pipeline System.
“Parties” shall have the meaning given to such term in the preamble of this Agreement.
“Party” shall have the meaning given to such term in the preamble of this Agreement.
“Person” shall mean any individual, firm, corporation, trust, partnership, limited liability company, association, joint venture, other business enterprise or Governmental Authority.
“Pipeline Capacity” shall mean the Pipeline System capacity expressed in BPD on a Pipeline Segment, as it exists from time to time.
“Pipeline Design Capacity” shall mean 250,000 BPD on the Pipeline System.
“Pipeline Segment” shall mean any portion of the Pipeline System that runs from any given Origin Point to any given Destination Point, or from one Destination Point to another Destination Point.
“Pipeline System” shall mean the Raw Make pipeline system to be constructed, owned and operated by Carrier that will transport Raw Make from the Origin Points to the Destination Points.
“PPI” shall mean the Producer Price Index by Commodity for Final Demand: Finished Goods, Seasonally Adjusted (Series Id: WPSFD49207).
“PPPI” shall mean, with respect to each Adjustment Date, the PPI for the Month which is sixteen (16) Months prior to such Adjustment Date.
“Prior Dedications” shall mean (i) as to the Interests owned by Shipper and/or its Affiliates within the Dedicated Area as of the Effective Date, all dedications or commitments for gathering or transportation services burdening such Interests as of the Effective Date and (ii) as to any Interests acquired by Shipper and/or its Affiliates within the Dedicated Area after the Effective Date, all dedications or commitments for gathering or transportation services burdening such Interests which are existing as of the time of any such acquisition.
“Priority Rate” shall be the rate set forth in Schedule A, as it may be adjusted in the future per the terms of this Agreement.

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“Priority Shipper” shall have the meaning given to such term in the Tariff.
“Proration Month” shall have the meaning given to such term in the Tariff.
“Raw Make” shall mean, until August 31, 2019, demethanized raw make mix with no minimum ethane by liquid volume percentage, and thereafter demethanized raw make mix that contains an ethane component content equal to or greater than 10% ethane and less than or equal to 65% ethane by liquid volume percentage. For the avoidance of doubt, Raw Make shall not include condensate or other liquid hydrocarbons attributable to the Subject Gas that is not produced from processing of the Subject Gas.
“Raw Make Quality Specifications” shall mean the Raw Make specifications set forth in Exhibit C (attached hereto) as and made a part hereof for all purposes.
“Release Notice” has the meaning given to such term in Section 4.6(c) of this Agreement.
“Release Notice Date” has the meaning given to such term in Section 4.6(c) of this Agreement.
“RRC” shall mean the Railroad Commission of Texas and any lawful successor agency having jurisdiction over the intrastate transportation of Raw Make in Texas.
“Second Extension” shall have the meaning given to such term in Article II of this Agreement.
“Services” shall mean receipt and transportation on the Pipeline System of Raw Make for Shipper’s account from the Origin Point(s) and delivery, on a ratable basis, to the Destination Point(s) specified in Shipper’s Nomination.
“Shipper” shall have the meaning given to such term in the preamble of this Agreement.
“Shipper Raw Make” shall mean Raw Make owned or controlled by Shipper.
“Shipper Default” shall have the meaning given to such term in Section 6.1 of this Agreement.
“Shipper Default Notice” shall have the meaning given to such term in Section 6.2 of this Agreement.
“Shipper’s Priority Rate” shall have the meaning given to such term in Section 5.1 of this Agreement.
“Significant Investment” shall mean, with respect to any Person, the ownership of equity interests in such Person that (a) entitle the holder thereof to at least 19% of the profits and losses of, or distributions of assets from, such Person and (b) either (i) constitute at least 19% of the voting securities of such Person or (ii) entitle the holder thereof to appoint or designate at least one member of the board of directors, board of managers, or similar governing body of (A) such Person or (B) such Person’s general partner, managing member, or similar Person having the ultimate authority to manage the business and affairs of such Person.
“Subject Gas” shall mean Gas produced from the Dedicated Area.

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“Subject Interests” shall mean Interests covering lands located within the Dedicated Area.
“Subsequently Acquired Subject Interests” has the meaning given to such term in Section 4.4 of this Agreement.
“Tariff” shall mean Carrier’s rate, rules and regulations tariff for the Pipeline System on file and in effect with the RRC, as such tariff may be amended or supplemented by Carrier from time to time, provided that any such amendment or supplement shall not be inconsistent with this Agreement and Shipper’s rights and Carrier’s obligations under this Agreement, a pro forma copy of such Tariff, materially in the form expected to be filed by Carrier with the RRC, as applicable, is attached hereto as Exhibit A.
“Taxes” shall mean any or all current or future taxes, fees, levies, charges, assessments and/or other impositions levied, charged, imposed, assessed or collected by any Governmental Authority having jurisdiction.
“Term” shall have the meaning given to such term in Article II of this Agreement.
“Third Party Shipper” shall mean any customer on the Pipeline System other than Shipper.
“Transferee Agreement” shall mean an agreement in the form as attached hereto as Exhibit F, which is to be signed by Carrier and a third party to which Shipper assigns its Interests in the Dedicated Area.
“Year” shall mean a period of three hundred sixty-five (365) consecutive Days, except for any Year that involves a leap year, which will consist of three hundred sixty-six (366) consecutive Days.
ARTICLE II
TERM
2.1.    Term. This Agreement is effective as of the Effective Date and shall continue through March 31, 2032 (the “Term”). The Term shall automatically extend by five (5) Years (the “First Extension”) on March 31, 2032, unless Shipper, by the delivery of written notice to Carrier no later than March 31, 2031, makes an irrevocable election not to extend the Term by five (5) Years. The Term shall automatically extend by an additional five (5) Years (the “Second Extension”) from March 31, 2037, unless Shipper, by the delivery of written notice to Carrier no later than March 31, 2036, makes an irrevocable election not to extend the Term by an additional five (5) Years. Following the end of the Second Extension or the end of any subsequent Evergreen Extension (as defined below), the Agreement shall continue in effect for successive extension one (1) Year terms commencing on March 31st of every Year (each such extension, an “Evergreen Extension”), unless Shipper provides written notice of termination to Carrier no later than July 31, 2041 in the case of the Second Extension, and July 31st of any subsequent Year subject to an Evergreen Extension, as applicable, in which case this Agreement shall terminate at the end of the Second Extension or the relevant Evergreen Extension, as applicable.

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ARTICLE III
CARRIER OBLIGATIONS
3.1    Provision of Services. Subject to the terms and conditions of this Agreement, Carrier shall, commencing on the Effective Date and continuing through the remainder of the Term of this Agreement, provide Services for Shipper Raw Make in accordance with this Agreement, including the Tariff, which are incorporated herein by reference and constitutes part of this Agreement, expressly including provisions in the Tariff relating to the charges and rules and regulations applicable to Shipper as a party to this Agreement, provided that in the event of a conflict between the terms of this Agreement and the Tariff, the terms of this Agreement shall prevail.
3.2    Priority Service. Shipper qualifies as a Priority Shipper and as such, Carrier agrees to have available Pipeline Capacity to receive and transport one hundred percent (100%) of Shipper’s Deemed Volume Commitment. Carrier shall enter into no other transportation arrangements with Third Party Shippers that would prevent Carrier from transporting Shipper’s Deemed Volume Commitment. Without the consent of Shipper, Carrier agrees that it shall not enter into transportation service agreements such that the total of Deemed Volume Commitments from Priority Shippers exceeds ninety percent (90%) of the Pipeline Capacity; provided, however, that such consent shall not be unreasonably withheld if the Third Party agreement shall not be reasonably expected to impact Carrier’s ability to perform its obligations to Shipper under this Agreement. In the event that Carrier provides transportation services to any Third Party Shipper and Carrier receives more Nominations in a Month for transportation of Raw Make on Carrier’s Pipeline System than Carrier is able to transport, then consistent with the Tariff, Carrier shall allocate to Shipper the lesser of Shipper’s Nomination for the Proration Month or its Deemed Volume Commitment.
3.3    Maintenance of Pipeline Capacity. Other than during periods of emergency and/or required maintenance, Carrier shall not take, without Shipper’s prior written consent, any action to reduce the Pipeline Design Capacity, reduce the Pipeline Capacity below the Pipeline Design Capacity, or reduce Shipper’s ability to deliver Raw Make to any Origin Point.
3.4    Most Favored Nations. If, any time during the Term of this Agreement, Carrier agrees to provide any Third Party Shipper rates on the Pipeline System or any expansion of the Pipeline System, and such rates are less than the Priority Rate, then Carrier will (i) immediately notify Shipper in writing of such agreement and (ii) offer Shipper the same lower rates as of the date that Carrier begins providing the lower rates to the Third Party Shipper. This most favored nations provision shall apply regardless of: (i) whether the rates offered to the other Third Party Shipper are for intrastate or interstate service; (ii) the classification of the Third Party Shipper offered the lower rates (e.g., Priority Shipper or otherwise); (iii) the duration of the term for the Third Party Shipper; or (iv) the maximum delivery quantity to which the Third Party Shipper has agreed or the acreage that the Third Party Shipper has dedicated. The rates hereunder shall automatically be revised to match the lower rates offered to the Third Party Shipper (without regard to, and without altering, Carrier’s obligation to receive and transport one hundred percent (100%) of Shipper’s Deemed Volume Commitment), and the Parties will enter into an amendment to this Agreement at the lower rates unless Shipper notifies Carrier within ten (10) Business Days of Shipper’s receipt of such offer that Shipper does not wish to amend its rates.

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3.5    Pressure Commitments. Carrier shall operate the Pipeline System at an operating pressure sufficient to deliver to the Destination Points at the prevailing pressure, up to 1,350 psig.
3.6    Measurement. Carrier, at its sole cost and expense, will measure or cause to be measured the Raw Make tendered at each Origin Point and Destination Point, in each case as provided pursuant to measurement procedures set forth in Exhibit E (attached hereto).
3.7    Standard of Performance. All Services and other obligations of Carrier under this Agreement will be performed in a manner consistent with the Carrier Standard of Performance.
3.8    Additional Destination Points.
(a)    Carrier shall install additional Destination Point(s) requested by the Shipper pursuant to the terms of this Section 3.8. Shipper shall have the continuing right, at its option and its sole cost, to designate additional Destination Point(s) at any time after the Effective Date (each, an “Additional Destination Point”).
(b)    Shipper shall be allowed, in its sole discretion, to designate the location for the Additional Destination Point as long as the facility at such Destination Point services the Subject Gas from the Dedicated Area.
(c)    When Shipper desires to install an Additional Destination Point, Shipper shall provide written notice to Carrier, including a plat of the location of the Additional Destination Point. Subject to Section 3.8(b) above, within [***] ([***]) Days of Carrier’s receipt of Shipper’s notice, Carrier shall have installed the facilities as required under Section 3.8. Thereafter, Carrier may deliver Raw Make to such Additional Destination Point, and Shipper shall have Raw Make received for its account from such point.
ARTICLE IV
DEDICATION AND SHIPPER’S DELIVERY OBLIGATIONS
4.1.    Dedication. Subject to other terms and conditions of this Agreement, during the Term (including any Extension), Shipper hereby dedicates to Carrier (and to the performance of this Agreement) and agrees to deliver, or cause to be delivered, to Carrier, at the Origin Point all (i) Raw Make recovered or extracted from all Gas produced from, or otherwise attributable to, all Subject Interests, other than Raw Make and/or Gas that is subject to a Prior Dedication as set forth in Section 4.2 below, and (ii) with respect to wells now or hereafter located within the Dedicated Area for which Shipper and/or any of its Affiliates is the operator, Raw Make recovered or extracted from Gas produced from such wells which is attributable to the Interests owned by working interest, royalty and/or overriding royalty owners (other than Shipper and Affiliates of Shipper) that is not taken “in-kind” by such owners and for which Shipper or its Affiliates has the right and/or obligation to market such Raw Make, but for only so long as such Gas and/or Raw Make is not taken “in-kind”, in the case of (i) and (ii), up to Shipper’s Deemed Volume Commitment (collectively, the “Dedication”, with the Raw Make that is the subject of the Dedication being herein referred to as the “Dedicated Raw Make”). Additionally, Shipper shall have the right, but not the obligation, to tender at the Origin Points all Raw Make owned and/or controlled, from time to time, by Shipper or its Affiliates or their

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respective successors and assigns that is not recovered or extracted from Gas produced from, or otherwise attributable to, the Subject Interests, up to Shipper’s Deemed Volume Commitment.
4.2.    Prior Dedications. Except as set forth on Exhibit D, Shipper represents and warrants to Carrier that, as of the Effective Date, none of the Dedicated Area owned by Shipper or its Affiliates as of the Effective Date, and no portion of the Dedicated Raw Make attributable to such Dedicated Area, is subject to a Prior Dedication that conflicts with or infringes upon the Dedication under this Agreement. With respect to any Dedicated Raw Make that is subject to a Prior Dedication (including Raw Make attributable to Subsequently Acquired Subject Interests), Shipper shall have the right, subject to the additional terms and conditions of this Section 4.2 and Section 4.4, to comply with such Prior Dedication. Except as otherwise provided in this Section 4.2 or Section 4.4, unless the Term is expiring in less than eight (8) Months, Shipper shall not (and shall cause any applicable Affiliates not to), with respect to any Dedicated Raw Make that is the subject of a Prior Dedication (including Raw Make from Subsequently Acquired Subject Interests), (i) affirmatively extend or increase any such Prior Dedication by its active election, beyond the term of such Prior Dedication or (ii) allow any such Prior Dedication to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision. With respect to any Dedicated Raw Make that is the subject of a Prior Dedication, unless the Term is expiring within eight (8) Months of the last date of such Prior Dedication, in the event that at any time in the future Shipper or any of its Affiliates determine that it can terminate any such Prior Dedication, then Shipper shall promptly terminate, or cause its Affiliate to terminate, such Prior Dedication, and upon such termination, the Raw Make subject to such Prior Dedication shall, to the extent not already subject to the Dedication and within the Dedicated Area, automatically be subject to the Dedication for all purposes under this Agreement without any further actions by the Parties. Nothing herein shall obligate Shipper to terminate any Prior Dedication to the extent that such termination would require Shipper to file suit, bring any arbitral or mediation proceeding, or pay any termination fee or penalty; provided, however, that Shipper shall provide Carrier with reasonable notice of any option to terminate a Prior Dedication upon payment of a termination fee or penalty and Carrier may, at its sole option, require Shipper to terminate such Prior Dedication, provided that, Carrier shall reimburse Shipper for any fee or penalty (consistent with Shipper’s prior notice to Carrier regarding the amount of such fee or penalty) actually incurred by Shipper in connection with such termination, as evidenced by reasonable supporting documentation.
4.3.    Contemporaneous Dedications. The Dedicated Raw Make and Dedicated Area may be subject to contemporaneous dedications by Shipper or its Affiliates to downstream and/or upstream service providers, which contemporaneous dedications do not conflict with or infringe upon the Dedications hereunder.

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4.4.    Subsequently Acquired Subject Interests. In the event that after the Effective Date, Shipper and/or any of its Affiliates acquire, directly or indirectly (including through the acquisition of control of another Person), additional Interests in the Dedicated Area (“Subsequently Acquired Subject Interests”), then the Raw Make recovered or extracted from all Gas produced from, or otherwise attributable to, such Subject Interests shall automatically be included within the Dedication, and Shipper shall notify Carrier of such Subsequently Acquired Subject Interest; provided, however, if any of such Raw Make is subject to a Prior Dedication that conflicts with or infringes upon the Dedication under this Agreement, then such Raw Make shall be excluded from the Dedication, to the extent and only to the extent of such Prior Dedication, until such Prior Dedication expires or terminates. In the event that any such Prior Dedication expires or terminates, then the Raw Make subject to such Prior Dedication shall, to the extent not already subject to the Dedication and within the Dedicated Area, automatically be included within the Dedication and be subject to this Agreement without any further actions by the Parties. In the event that at any time in the future Shipper or any of its Affiliates determines that it can terminate any such Prior Dedication, then, unless the Term is expiring in less than eight (8) Months, Shipper shall promptly terminate, or cause its Affiliate to terminate, such Prior Dedication, and upon such termination, the Raw Make subject to such Prior Dedication shall, to the extent not already subject to the Dedication, automatically be subject to the Dedication for all purposes under this Agreement without any further actions by the Parties. Nothing herein shall obligate Shipper to terminate any Prior Dedication to the extent that such termination would require Shipper to file suit, bring any arbitral or mediation proceeding, or pay any termination fee or penalty; provided, however, that Shipper shall provide Carrier with reasonable notice of any option to terminate a Prior Dedication upon payment of a termination fee or penalty and Carrier may, at its sole option, require Shipper to terminate such Prior Dedication, provided that, Carrier shall reimburse Shipper for any fee or penalty (consistent with Shipper’s prior notice to Carrier regarding the amount of such fee or penalty) actually incurred by Shipper in connection with such termination, as evidenced by reasonable supporting documentation.
4.5.    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the Dedication is in effect, this Agreement and the Dedication shall (i) be a covenant running with the Dedicated Area now owned by Shipper, its Affiliates and their respective successors and assigns and (ii) be binding on and enforceable by Carrier and its successors and assigns against Shippers, its Affiliates and their respective successors and assigns of Shipper’s Interests in the Dedicated Area. Each Party agrees to execute, acknowledge and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence. Shipper shall cause any conveyance by it of all or any of Shipper’s Interests in the Dedicated Area to be made expressly subject to the terms of this Agreement, but any such conveyance by Shipper of all or any of its Interests in the Dedicated Area shall not relieve Shipper of any of its liabilities, obligations or duties hereunder, including, for the avoidance of doubt, the obligation to cause Dedicated Raw Make attributable to such conveyed Interests in the Dedicated Area to be delivered to Carrier in accordance with the terms and conditions of this Agreement. Shipper shall cause any successor or assign of such Interests in the Dedicated Area to agree that it takes such Interests in the Dedicated Area subject to the terms and conditions of this Agreement, and that it will cause any subsequent purchasers or assignees to do the same.

CONFIDENTIAL TREATMENT REQUESTED

4.6.    Releases from Dedication.
(a)    If for any reason Carrier cannot receive at the Origin Point the entire volume of Dedicated Raw Make that Shipper is ready, willing and able to deliver hereunder, including without limitation as a result of prorationing or scheduled maintenance on the Pipeline System or any relevant upstream or downstream facilities, Force Majeure, operating pressure at the Destination Point exceeding 1,350 psig, or if such Raw Make fails to meet the applicable Raw Make Quality Specifications, then that portion of such Dedicated Raw Make that Carrier cannot so receive shall be temporarily released from the Dedication during the period of time, and only to the extent, that Carrier cannot for any reason receive such Dedicated Raw Make, and Shipper shall be free to sell such temporarily released Raw Make to third parties or to transport such temporarily released Raw Make via modes of transportation other than Carrier. Notwithstanding the foregoing sentence, there shall be no such temporary release if Carrier fails or is unable to receive the entire volume of Dedicated Raw Make as a result of a breach by Shipper or failure by Shipper or Shipper’s Affiliate to use good faith efforts to cause Raw Make processed at a processing plant operated by Shipper or Shipper’s Affiliate to meet the applicable Raw Make Quality Specifications. Carrier shall promptly provide written notice of any event that could reasonably be expected to materially affect the Services under this Agreement, including without limitation any notices regarding scheduled maintenance, matters that affect available capacity and Carrier’s ability to take the Dedicated Raw Make, and with respect to construction or development work on such facilities as the necessity for making repairs, alterations, enlargements or connections to, or performing maintenance on, machinery or facilities of production, manufacture, transportation, distribution, processing or consumption. With respect to any notices received by Carrier regarding the anticipated unavailability of capacity, facilities or Services upstream or downstream of the Pipeline System, the Parties shall coordinate in good faith in an effort to mitigate any disruptions, delays or other effects of such facility actions or events on the Services contemplated by this Agreement.
(b)    If a Force Majeure event renders Carrier unable to receive Dedicated Raw Make at the Origin Point for three (3) consecutive Days or longer (an “Extended Carrier Force Majeure”), then (A) upon Carrier’s receipt of written notice from Shipper, that portion of such Dedicated Raw Make that Carrier cannot either receive at the Origin Point because of such Extended Carrier Force Majeure shall be temporarily released from the Dedication only to the extent that Carrier is unable to so receive such Dedicated Raw Make because of such Extended Carrier Force Majeure, and (B) Shipper shall resume deliveries of Dedicated Raw Make temporarily released pursuant to the immediately preceding clause (A) no later than the first Day of the Month following thirty (30) Days after Carrier provides Shipper written notice it is capable of receiving such Dedicated Raw Make.
(c)    Notwithstanding Section 4.6(a) and Section 4.6(b) above, other than in instances in which Shipper is in breach or Raw Make fails to meet the applicable Raw Make Quality Specifications, if, for any one hundred eighty (180) consecutive Days or for any cumulative one hundred eighty (180) Days in any three hundred sixty-five (365) Day period, Carrier does not receive or ceases receiving any volume of Dedicated Raw Make delivered or otherwise made available for delivery to the Origin Point by Shipper (or that would be made available at the Origin Point, but was not because of Carrier’s continuing failure to receive Shipper’s Dedicated Raw Make for any reason), then upon Shipper’s written notice to Carrier (“Release Notice”, and the date of delivery to Carrier, “Release Notice Date”), which shall be given within ninety (90) Days after the applicable one hundred

CONFIDENTIAL TREATMENT REQUESTED

eighty (180) consecutive Days or one hundred eightieth (180th) cumulative Day, Shipper shall be entitled to a permanent release from the Dedication for the average volume of Dedicated Raw Make that Carrier was not able to take at the Origin Point during the subject period, and for a percentage of the Dedicated Area proportionate to the average volume of Dedicated Raw Make that Carrier was not able to take compared to Shipper’s Deemed Volume Commitment, with such permanent release to be effective on the thirtieth (30th) Day following the Release Notice Date; provided, however, if during the thirty (30) Day period following the Release Notice Date, Carrier delivers to Shipper a written plan, to be implemented at Carrier’s sole cost and expense, that Carrier reasonably and in good faith believes will enable it to receive all Dedicated Raw Make available for delivery at the Origin Point on or before the ninetieth (90th) Day following the Release Notice Date, then Shipper’s right to the release shall be suspended during such ninety (90) Day period, or, if Carrier’s failure to receive Dedicated Raw Make is a result of Force Majeure, Carrier shall have one hundred eighty (180) Days to complete such plan and Shipper’s release right shall be suspended during such one hundred eighty (180) Day period; provided, further, that if, by the ninety-first (91st) Day or one hundred eighty-first (181st) Day (as applicable) following the Release Notice Date, Carrier for any reason does not receive all Dedicated Raw Make available for delivery at the Origin Point, then Shipper’s permanent release shall be effective on such ninety-first (91st) Day or one hundred eighty-first (181st) Day (as applicable).
4.7.    Processing Obligations and Reservations from Dedication. Shipper shall cause all Subject Gas to be Processed for the recovery of Raw Make subject to the Dedication so that the Raw Make recovered from such processing meets the applicable Raw Make Quality Specifications, subject, however, to the following reservations from the Dedication:

(a)	Subject Gas and Raw Make may be used for the operation of Shipper’s production facilities or as required to deliver Raw Make to Carrier.

(b)	Subject Gas and Raw Make may be used, above ground or below, for any purpose in connection with the development and/or operation of Shipper’s leases and wells.

(c)
Subject Gas and Raw Make may be delivered as may be required to lessors or royalty owners under the terms of leases or other agreements or as required for Shipper’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Shipper in its sole discretion.

(d)
Notwithstanding anything else in this Agreement that may be construed to the contrary, Shipper shall have no obligation to Carrier under this Agreement to develop or otherwise produce Subject Gas or other hydrocarbons from any properties owned by it or any of its Affiliates, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith. Shipper reserves the right to develop and operate its leases and wells in any manner that it desires, as determined by Shipper as it sees fit, in its sole discretion and free of any control by Carrier, including, without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) surrendering, releasing, or terminating its leases or Interests at any time, (iv) forming, dissolving, and/or participating in pooling

CONFIDENTIAL TREATMENT REQUESTED

agreements or units; or (v) using any hydrocarbons other than Raw Make or Subject Gas, including for the avoidance of doubt any condensate or liquids associated with Subject Gas, for any purpose or transporting and marketing the same.

(e)	Nothing herein shall require Shipper to Process Gas from central tank batteries measuring less than 1100 Btu/cf, and no such Gas shall be deemed Subject Gas for any purposes hereunder.
Notwithstanding Shipper’s obligation set forth in the first sentence of this Section 4.7, Carrier shall use commercially reasonable efforts to accept Dedicated Raw Make delivered hereunder that fails to meet the applicable Raw Make Quality Specifications and either blend and/or treat and commingle such non-conforming Raw Make such that the commingled stream of Raw Make in the Pipeline System meets the applicable Raw Make Quality Specifications, so long as such blending and/or treating can be done in an operationally safe manner without harm to any persons, facilities, other shippers, or their Raw Make. If there are costs associated with doing the foregoing, Carrier shall notify Shipper, and if Shipper agrees, Carrier shall perform such blending and/or treating and commingling contemplated by the foregoing sentence, and Shipper shall reimburse Carrier for its proportionate share (relative to other shippers, if applicable) of its reasonably incurred costs. If Shipper does not agree to bear such costs described in the preceding sentence, Carrier shall have no obligation with respect to such blending, treating and commingling, and such Shipper’s non-conforming Raw Make may be entitled to be temporarily released pursuant to the terms of Section 4.6.
4.8.    Delivery Commitment. Commencing on the Effective Date and continuing thereafter during the Term, Shipper agrees to tender (or cause to be tendered) at the Origin Points for Shipper set forth on Schedule A, Dedicated Raw Make to Carrier for transportation on the Pipeline System, in accordance with the nomination and tender procedures set forth in the Tariff.
4.9.    Unused Capacity. Shipper agrees, to the extent Shipper does not Nominate or tender up to Shipper’s Deemed Volume Commitment on a Pipeline Segment in any Month, Carrier shall be free to utilize such unused capacity on such Pipeline Segment for the provision of transportation services to other shippers in such Month, without impacting the payment obligations of Shipper, including Shipper’s obligations pursuant to this Article IV or otherwise crediting or paying Shipper in any manner, provided that other shippers using such capacity shall not build history or otherwise acquire or accrue entitlements for future use of such capacity and any such use by Carrier or other shippers of unused capacity shall in no way limit or degrade Shipper’s rights to capacity under this Agreement.
4.10.    Linefill. Shipper shall provide 25,459 Barrels of Raw Make as its share of linefill. Carrier shall not be required to provide the Services hereunder until Shipper provides its portion of linefill. Raw Make provided by Shipper for linefill may be withdrawn thirty (30) Days after (i) this Agreement terminates or expires; (ii) shipments have ceased, and the Shipper has notified Carrier in writing to discontinue shipments on the Pipeline System; and (iii) Shipper’s balances have been reconciled between any other shippers and Carrier. Notwithstanding the foregoing, to the extent Shipper’s Deemed Volume Commitment is reduced pursuant to this Agreement, Shipper may withdraw a percentage of the Raw Make it has tendered as linefill equal to the percentage that Shipper’s

CONFIDENTIAL TREATMENT REQUESTED

Deemed Volume Commitment has been reduced. Carrier reserves the right to charge a transport fee for Shipper’s linefill upon withdrawal, which shall not exceed Shipper’s Priority Rate.
ARTICLE V
FEES
5.1.    Shipper’s Priority Rate. For Actual Shipments on the Pipeline Segment selected on Schedule A each Day during a Month, Shipper shall pay to Carrier a per Barrel rate (“Shipper’s Priority Rate”) equal to the applicable base Priority Rate for such Pipeline Segment corresponding to Shipper’s average Daily Actual Shipments during such Month on such Pipeline Segment, which shall be, as of the Effective Date, the applicable base Priority Rate for such Pipeline Segment set forth in Schedule A (attached hereto), and which may be increased by Carrier per Section 6.2.
5.2.    Index Adjustment. On each anniversary of the Effective Date, Carrier shall adjust the Priority Rate by the Fee Adjustment Multiplier in effect as of such date.
5.3.    Pipeline Loss Allowance. Quantities of Raw Make tendered by Carrier to Shipper at the Destinations Points shall not be adjusted to account for shrinkage, evaporation, measurement, interface losses and other physical losses, and Shipper shall not otherwise be responsible for any such losses.
5.4.    Third Party Rates. Without the prior written consent of Shipper, Carrier shall not provide interstate or intrastate transportation service to any shipper on any Pipeline Segment or on the Pipeline System at rates less than the Shipper’s Priority Rate for any level of service on the same Pipeline Segment or on the Pipeline System as provided to Shipper hereunder.
ARTICLE VI
DEFAULTS AND REMEDIES
6.1.    Shipper Default. Subject to Section 9.1, the following events shall be a “Shipper Default”: the occurrence and continuation of (i) a breach or default by Shipper of any of its payment obligations under this Agreement or the Tariff, or (ii) a material breach or default by Shipper of any of its obligations under this Agreement or the Tariff, unless such breach or default, or material breach or default, as applicable, occurs as a result of a breach or default by Carrier of its obligations under this Agreement or the Tariff. For the avoidance of doubt, Shipper’s delivery of Raw Make that complies with the Raw Make Quality Specifications shall not constitute a Shipper Default notwithstanding any claim by Third Party Shippers or downstream recipients of Raw Make that the Raw Make stream tendered by Carrier fails to meet the quality specifications of the downstream recipient of Raw Make due to an ethane composition lower than the minimum ethane percentage required by such downstream recipient of Raw Make and Shipper shall bear no liability to Carrier or any third party for any Claims or Losses due to the Raw Make stream tendered by Carrier to any downstream recipient having an ethane composition percentage lower than the minimum ethane composition percentage in such downstream recipients’ quality specifications.
6.2.    Remedies on Shipper Default. Upon the occurrence of a Shipper Default, Carrier may provide written notice to Shipper, describing the Shipper Default in reasonable detail and requiring Shipper to cure the Shipper Default (the “Shipper Default Notice”). If (a) a Shipper Default

CONFIDENTIAL TREATMENT REQUESTED

comprising Shipper’s failure to make any payment due hereunder has not been cured within ten (10) Business Days following receipt by Shipper of a Shipper Default Notice or (b) a Shipper Default comprising Shipper’s failure to comply with any obligation under this Agreement or the Tariff, other than a payment obligation, has not been cured within thirty (30) Days after receipt by Shipper of a Shipper Default Notice, or, if such failure is not reasonably capable of being cured within a thirty (30) Day period, but Shipper expeditiously commences to cure the same following its receipt of a Shipper Default Notice and diligently proceeds with such cure, within such longer period of time as shall be reasonably necessary to cure such failure, then in any such case, Carrier may not terminate this Agreement on account of such Shipper Default, but Carrier may, by written notice to Shipper, inform Shipper of its intention to suspend Services hereunder if such Shipper Default is not cured within a further thirty (30) Day period, and if any such Shipper Default has not been cured within such further period of thirty (30) Days, Carrier may, by written notice to Shipper, suspend Services hereunder, any such suspension to be effective upon receipt of such notice by Shipper, effective until the applicable Shipper Default is cured.
The rights and remedies under this Section 6.2 shall be in addition to all of Carrier’s other rights and remedies under this Agreement or the Tariff or which Carrier may otherwise have at law, in equity or by statute or regulation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise by Carrier of other rights or remedies, provided that Carrier may not terminate this Agreement on account of a Shipper Default.
6.3.    Carrier Default.  Subject to Section 9.1 hereof, the following events shall be a “Carrier Default”: the occurrence and continuation of (i) a breach or default by Carrier of any of its payment obligations under this Agreement or the Tariff, (ii) a material breach or default by Carrier of any of its obligations under this Agreement or the Tariff, unless such breach or default, or material breach or default, as applicable, occurs as a result of a breach or default by Shipper of its obligations under this Agreement or the Tariff, or (iii) a failure by Carrier to meet the Carrier Standard of Performance.
6.4.    Remedies on Carrier Default.  Upon the occurrence of a Carrier Default, Shipper may provide written notice to Carrier, describing the Carrier Default in reasonable detail and requiring Carrier to cure the Carrier Default (the “Carrier Default Notice”).  If (a) a Carrier Default comprising Carrier’s failure to make any payment due hereunder has not been cured within ten (10) Business Days following receipt by Carrier of a Carrier Default Notice, or (b) a Carrier Default comprising Carrier’s failure to comply with any obligation under this Agreement or the Tariff, other than a payment obligation, has not been cured within thirty (30) Days after receipt by Carrier of a Carrier Default Notice, or, if such failure is not reasonably capable of being cured within a thirty (30) Day period, but Carrier expeditiously commences to cure the same following its receipt of a Carrier Default Notice and diligently proceeds with such cure, within such longer period of time as shall be reasonably necessary to cure such failure, but such longer period of time not to exceed sixty (60) Days, then in any such case, Shipper may not terminate this Agreement on account of such Carrier Default, but Shipper may, by written notice to Carrier, inform Carrier of its intention to suspend this Agreement if such Carrier Default is not cured within a further thirty (30) Day period, and if any such Carrier Default has not been cured within such further period of thirty (30) Days, Shipper may, by written notice to Carrier, suspend this Agreement, any such suspension to be effective upon receipt of such notice by Carrier, effective until the applicable Carrier Default is cured.

CONFIDENTIAL TREATMENT REQUESTED

The rights and remedies under this Section 6.4 shall be in addition to all of Shipper’s other rights and remedies under this Agreement (including, but not limited to, the rights and remedies described in Section 4.6) or the Tariff or which Shipper may otherwise have at law, in equity or by statute or regulation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise by Shipper of other rights or remedies, provided that Shipper may not terminate this Agreement on account of a Carrier Default.
ARTICLE VII
WARRANTY OF TITLE; ROYALTIES
7.1.    Shipper’s Warranty. Shipper represents and warrants to Carrier that Shipper has title to and/or the right to transport all Raw Make delivered hereunder, and that except for Prior Dedications, said Raw Make is free from all liens, Claims and encumbrances, including liens to secure payment of production taxes, severance taxes, and other taxes. Shipper agrees to indemnify and hold Carrier harmless from any and all Claims and Losses incurred in connection with, or in any manner whatsoever relating to any breach of the representations and warranties made by Shipper pursuant to this Section 7.1.
7.2.    Carrier’s Warranty. Carrier represents and warrants to Shipper that Carrier has the right to receive all Raw Make delivered hereunder and to deliver Shipper’s Raw Make to the Destination Points, free from all liens, Claims and encumbrances, including liens to secure payment of production taxes, severance taxes, and other taxes. Carrier agrees to indemnify and hold Shipper harmless from any and all Claims and Losses incurred in connection with, or in any manner whatsoever relating to any breach of the representations and warranties made by Carrier pursuant to this Section 7.2.
7.3.    Proceeds of Production. Shipper agrees to make payment of all royalties, overriding royalties, production payments, and all other payments for interest attributable to Raw Make delivered hereunder due to any Person under any leases or other documents in accordance with the terms thereof.
7.4.    Title. Title to Shipper’s Raw Make delivered to the Pipeline System, including all constituents thereof, shall remain with and in Shipper or its designee at all times.
ARTICLE VIII
WAIVER OF CERTAIN DAMAGES
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, MULTIPLE, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, OR LOSS OF PROFITS OR REVENUES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH HEREOF; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING (I) AN OBLIGATION OF A PARTY HEREUNDER TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY UNAFFILIATED THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR

CONFIDENTIAL TREATMENT REQUESTED

EXEMPLARY DAMAGES, OR (II) DAMAGES TO CARRIER’S PIPELINE SYSTEM OR OTHER FACILITIES CAUSED BY SHIPPER’S DELIVERY OF RAW MAKE THAT FAILS TO SATISFY THE QUALITY SPECIFICATIONS SET FORTH IN THE TARIFF; PROVIDED FURTHER, HOWEVER, THAT SHIPPER SHALL HAVE NO LIABILITY TO ANY THIRD PARTY NOR SHALL SHIPPER HAVE ANY DUTY TO INDEMNIFY CARRIER FOR CLAIMS OR LOSSES, INCLUDING PENALTIES OR OTHER CHARGES IMPOSED BY DOWNSTREAM RECIPIENTS OF RAW MAKE, BY ANY THIRD PARTY, INCLUDING OTHER SHIPPERS OR DOWNSTREAM RECIPIENTS OF RAW MAKE TENDERED BY CARRIER, WITH RESPECT TO RAW MAKE THAT SATISFIES THE RAW MAKE QUALITY SPECIFICATIONS HEREUNDER NOTWITHSTANDING A FAILURE OF THE RAW MAKE TENDERED BY CARRIER TO SATISFY THE RAW MAKE QUALITY SPECIFICATIONS OF A DOWNSTREAM RECIPIENT OF RAW MAKE FROM CARRIER, INCLUDING WITH RESPECT TO THE MINIMUM ETHANE PERCENTAGE IN THE RAW MAKE AND CARRIER SHALL INDEMNIFY SHIPPER, AND ITS AFFILIATES, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FROM ANY SUCH CLAIMS OR LOSSES. THIS ARTICLE VIII SHALL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER EXISTING PRIOR TO THE DATE OF THIS AGREEMENT.
ARTICLE IX
FORCE MAJEURE
9.1.    Suspension of Obligations. Subject to the limitations set forth in Section 9.4, if either Carrier or Shipper is unable to perform any obligations, due to an event of Force Majeure, as defined in Section 9.2, such failure shall not be a Carrier Default or a Shipper Default under this Agreement, insofar as such obligations are affected by such event of Force Majeure, for the duration of such event of Force Majeure, and any additional period when Carrier or Shipper remains unable to perform such obligations as a result of such event of Force Majeure.
9.2.    Definition of Force Majeure. The term “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation by enumeration, acts of God, acts of Governmental Authorities, compliance with rules, regulations or orders of any Governmental Authority, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, extreme cold, storms, hurricanes, floods, or other adverse weather conditions, washouts, arrests and restraint of rulers and people, civil disturbances, explosions, breakage or accident to machinery, equipment or pipelines, freezing of wells, pipelines or equipment, requisitions, directives, diversions, embargoes, priorities or expropriations of government or Governmental Authorities, legal or de facto, whether purporting to act under some constitution, decree, law or otherwise, failure of pipelines or other carriers to transport or furnish facilities for transportation, failures, disruptions, or breakdowns of machinery or of facilities for production, manufacture, transportation, distribution, processing or consumption (including, but not by way of limitation, the

CONFIDENTIAL TREATMENT REQUESTED

Pipeline System), failure of gathering or processing facilities, machinery or equipment, allocation or curtailment by third parties of upstream or downstream capacity, the necessity for making repairs, alterations, enlargements or connections to, or performing maintenance on, machinery or facilities of production, manufacture, transportation, distribution, processing or consumption (including, but not by way of limitation, the Pipeline System), inability to secure or delays in securing rights‑of‑way and permits, transportation embargoes or failures or delays in transportation or poor road conditions, partial or entire failure of Raw Make supply and downstream pipeline market constraints.
9.3.    Notification. When seeking to rely on the provisions of this Article IX, a Party failing to perform due to an event of Force Majeure shall:
(a)    upon obtaining knowledge of the actual occurrence, or the reasonably likely future occurrence, of the event of Force Majeure giving rise to the right to rely on Section 9.1, promptly give written notice to the other Party of such event of Force Majeure and of the obligations expected to be affected thereby;
(b)    commence and diligently pursue the taking of commercially reasonable steps to cause the discontinuance of, and to minimize the effect of, the event of Force Majeure; and
(c)    upon the occurrence of any significant development in the process of attempting to discontinue and minimize the effect of the event of Force Majeure, notify the other Party thereof and provide documentation of such developments.
9.4.    Limitations. Notwithstanding anything contained in this Article IX, lack of finances shall not be considered an event of Force Majeure. The provisions of this Article IX shall not apply so as to suspend the performance of any obligation to make payment of any amount payable under or in respect of this Agreement and shall not give rise to any extension of the Term. The suspension of any obligations shall be of no greater scope and of no longer duration than is reasonably required due to the Force Majeure event, and the affected Party shall use commercially reasonable efforts to overcome or mitigate the effects of such Force Majeure event.
ARTICLE X
ASSIGNMENT
10.1.    Assignments Not Requiring Consent. Either Party may, without the consent of the other Party, assign this Agreement in whole or in part to (i) any of its Affiliates, (ii) a non-Affiliate in which the assigning Party has a Significant Investment, or (iii) with respect to Shipper, a purchaser of Shipper’s Interests in the Dedicated Area (subject to Section 10.3), but any such assignment shall not relieve the assigning Party of any of its liabilities, obligations or duties hereunder, provided, however, in the case of an assignment of any of Shipper’s rights and obligations, Shipper shall have no further responsibility for the obligations so assigned (subject to Section 10.3), nor shall the assignee have any responsibility for the responsibilities of Shipper that were not so assigned. Further, in the event of a partial assignment pursuant to this Section 10.1, Shipper may, in its sole discretion, decide that portion of the Deemed Volume Commitment (and corresponding linefill obligation) to be assigned, provided that the assignee has reasonable capability to tender the Deemed Volume Commitment assigned to it and this Agreement shall apply to Shipper and its assignee(s) severally; provided that in the event of a partial assignment in connection with an assignment of Shipper’s Interests in the

CONFIDENTIAL TREATMENT REQUESTED

Dedicated Area to a non-Affiliate in which Shipper does not have a Significant Investment, Carrier and the assignee shall execute a Transferee Agreement rather than partially assigning this Agreement..
10.2.    Assignment Requiring Consent. Except as provided in Section 10.1, neither Party may assign this Agreement or a Party’s respective rights and obligations in whole or part under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.
10.3.    Conveyance of Interests. Shipper shall cause any conveyance by it of all or any of Shipper’s Interests in the Dedicated Area to be made expressly subject to the terms of this Agreement or a Transferee Agreement, as applicable. Shipper shall cause any successor or assign of such Interests in the Dedicated Area to agree that it takes such Interests in the Dedicated Area subject to the terms and conditions of this Agreement, and that it will cause any subsequent purchasers or assignees to do the same.
10.4.    Compliance. Any purported assignment of this Agreement that does not comply with the requirements of this Article X shall be null and void.
10.5.    Successors and Assigns. Subject to the preceding subsections of this Article X, this Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.
ARTICLE XI
TAXES
Carrier shall not be responsible for, and Shipper hereby agrees to be responsible for, pay and indemnify, defend and hold harmless Carrier for, any and all Taxes, if any, levied on (i) Shipper Raw Make tendered under this Agreement, including property Taxes on such Raw Make in the Pipeline System, (ii) the transportation of Shipper Raw Make, or (iii) the provision of Services hereunder; provided, however, that Shipper shall not be liable hereunder for (x) Taxes (including ad valorem taxes) assessed against Carrier based on Carrier’s income, revenues, gross receipts, net worth or ownership of the Pipeline System, and (y) state franchise, license and similar Taxes required for the maintenance of Carrier’s corporate existence. In the event Carrier is required to pay any Tax described in the first sentence of this Article XI for Shipper, Shipper shall reimburse Carrier for the same upon receipt of invoice and supporting documentation provided by Carrier. The payment, indemnity, defense and hold harmless obligations set forth in this Article XI shall survive the termination of this Agreement.
ARTICLE XII
NOTICE AND STATEMENTS
12.1.    Notice. Any notice, statement, payment, Claim or other communication required or permitted hereunder shall be in writing and shall be sent by: (i) facsimile transmission; (ii) delivered by hand; (iii) sent by United States mail with all postage fully prepaid; or (iv) by courier with charges paid in accordance with the customary arrangements established by such courier. All notices and communications hereunder shall also be copied by email to the relevant Party at the address set forth below for such Party, in each of the foregoing cases addressed to the Party at the following addresses:

CONFIDENTIAL TREATMENT REQUESTED

Carrier	NOTICES AND CORRESPONDENCE:

Alpine High NGL Pipeline LP
Attn: Commercial Operations
17802 IH-10 West, Suite 300
San Antonio, Texas 78257

Electronic Mail: CommercialOperations@apachecorp.com

PAYMENT INSTRUCTIONS:

Alpine High NGL Pipeline LP
c/o [***]
Bank: [***] Account Name: [***]
ABA: [***] Account Number: [***]

Shipper	NOTICES AND CORRESPONDENCE:

Apache Corporation
Attn: Marketing Contract Administration
2000 Post Oak, Suite 100
Houston, Texas 77056-4400
Fax: 713-296-6473 Electronic Mail: contract.administration@apachecorp.com

Such notices, statements, payments, Claims or other communications shall be deemed received as follows: (i) if delivered personally, upon delivery; (ii) if sent by United States mail, whether by express mail, registered mail, certified mail or regular mail, the day receipt is refused or is confirmed orally or in writing by the receiving Party; (iii) if sent by a courier service, upon delivery; or (iv) if sent by facsimile, upon completion of the transmission thereof, except that if such transmission is on any day other than a Business Day, or on or after 4:00 p.m., Central Clock Time, such notice shall be deemed to be received on the next Business Day.
12.2.    Change of Address. Notices of change of address of either of the Parties shall be given in writing to the other Party in the manner aforesaid and shall be observed in the giving of all future notices, statements, payments, Claims or other communications required or permitted to be given hereunder.
ARTICLE XIII

CONFIDENTIAL TREATMENT REQUESTED

MISCELLANEOUS
13.1.    Entire Agreement; Amendments. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings with respect thereto, and may be amended, restated or supplemented only by written agreement of the Parties. Notwithstanding the foregoing, the Tariff are subject to amendment by Carrier from time to time subject to Applicable Law and subject the terms and conditions of this Agreement, provided, however, that the Tariff shall not be amended to degrade or adversely affect Shipper’s rights under this Agreement or the Tariff.
13.2.    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without giving effect to the conflict of law rules thereof, PROVIDED, HOWEVER, THAT NO LAW, THEORY OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF CONSEQUENTIAL, MULTIPLE, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, OR LOSS OF PROFITS OR REVENUES, SET FORTH IN ARTICLE VIII, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.
13.3.    Jurisdiction and Venue. The Parties hereby irrevocably consent to the exclusive jurisdiction of the state or federal courts located in Harris County, Texas and irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any federal or state court located in Harris County, Texas.
13.4.    No Drafting Presumption. No presumption will operate in favor of or against any Party as a result of any responsibility that any Party may have had for drafting this Agreement. Shipper and Carrier acknowledge and mutually agree that this Agreement and all contents herein were jointly prepared by the Parties.
13.5.    Waiver. No waiver of any term, provision or condition of this Agreement shall be effective unless in writing signed by the Parties, and no such waiver shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of the Agreement, unless specifically so stated in such written waiver.

CONFIDENTIAL TREATMENT REQUESTED

13.6.    No Third Party Beneficiaries. Except for Persons indemnified hereunder, and only to that extent, this Agreement is not for the benefit of any third party and nothing herein, expressed or implied, confers any right or remedy upon any Person not a party hereto.
13.7.    No Partnership. It is not the intention of the Parties to create, nor is there created hereby, a partnership, trust, joint venture or association. The status of each Party hereunder is solely that of an independent contractor.
13.8.    Survival. Notwithstanding the termination of this Agreement for any reason, (a) Article V, VI, VII, VIII, XI, XII and XIII shall survive the termination of this Agreement, and (b) each Party to this Agreement will be liable for all of its accrued obligations hereunder up to and including the date on which the termination becomes effective.
13.9.    Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.
13.10.    Rules of Construction. In construing this Agreement, the following principles shall be followed:
(a)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(b)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions;
(c)    the plural shall be deemed to include the singular and vice versa, as applicable;
(d)    all references in this Agreement to an “Article,” “Section,” “subsection,” or “Exhibit” shall be to an Article, Section, subsection, or Exhibit of this Agreement, unless the context requires otherwise;
(e)    unless the context otherwise requires, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof; and
(f)    each Exhibit and Schedule to this Agreement is attached hereto and incorporated herein as a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any Exhibit or Schedule, the provisions of the main body of this Agreement shall prevail, including as to any conflicts with the Tariff such that as between the main body of this Agreement and the Tariff, the provisions of the main body of this Agreement shall prevail.
13.11.    Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, (i) the validity, legality and/or enforceability of the remaining provisions shall not, in any way, be affected or impaired thereby and (ii) in lieu of such invalid, illegal or unenforceable provision, there shall be automatically added to this Agreement a provision as similar to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable.

CONFIDENTIAL TREATMENT REQUESTED

13.12.    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.
13.13.    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.
13.14.    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Neither Party shall be bound until both Parties have executed a counterpart. Facsimile or other electronic copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.
13.15.    Confidentiality.
(a)    Standard of Care. Each Party agrees that it shall maintain all terms and conditions of this Agreement in confidence, and that it shall not cause or permit disclosure thereof without the express written consent of the other Party, which consent shall not be reasonably withheld, delayed, or conditioned. In addition, Carrier agrees that information relating to Raw Make delivered to Shipper at any Destination Point, or Additional Destination Point, including, without limitation, information relating to volumes, pressures, composition, rates, and Shipper’s use of such Raw Make, shall be confidential, and Carrier agrees to not cause or permit disclosure of such information without the express written consent of Shipper. The standard of care to be employed by each Party with respect to the other Party’s confidential information shall be the standard of care employed by a reasonable person in protecting confidential information.
(b)    Permitted Disclosures. Notwithstanding Section 13.15(a) of this Agreement, disclosures of any terms and provisions of this Agreement otherwise prohibited may be made by a Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a court, agency, or other governmental body exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including, but not limited to, deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third Person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement or to a potential investor, provided such third Person agrees in writing to be bound by confidentiality terms no less restrictive than those set forth in this Section 13.15; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to a co-working interest owner or royalty owner of Shipper Raw Make delivered hereunder, provided such co-working interest owner or royalty owner agrees in writing to be bound by the terms of this Section 13.15; (viii) to the extent any such terms or provisions become public information through no fault of any Party; or (ix) to a bank or other financial institution, and their agents and representatives, in connection with a Party arranging for funding.
(c)    Notification. If a Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this

CONFIDENTIAL TREATMENT REQUESTED

Agreement authorized by Section 13.15(b)(ii) above, it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.
(d)    Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 13.15.
(e)    Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein, the Party desiring to make such public announcement or statement shall provide the other Party with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement, which approval shall not be unreasonably withheld, delayed or conditioned. Nothing contained in this Section 13.15 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.
13.16.    Compliance with Laws. Both Parties shall, in carrying out the terms and provisions of this Agreement, abide by all present and future laws of any Governmental Authorities.
13.17.    Arm’s Length Negotiations. Each of the Parties acknowledges and agrees that this Agreement is the result of good faith, arm’s length negotiations which have resulted in an agreement that is fair and equitable to Carrier and Shipper.
13.18.    Audit Rights. Each Party, on not less than thirty (30) Days’ prior written notice to the other Party, will have the right at all reasonable times during the Term of this Agreement, and for twenty-four (24) Months thereafter, to audit the books and records of the other Party, including the ability to make and retain copies of the same, to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement, including, without limitation, the accuracy of any statement, allocation, measurement, computation, charge, or payment made under or pursuant to this Agreement, provided that the auditing Party will protect the confidentiality of the books and records made available by the other Party. Additionally, each Party shall have the right to perform site inspections and carry out field visits of the assets and related measurement equipment being audited, upon request to and in compliance with the safety and other reasonable requirements of the Party whose assets and related measurement equipment are being audited. Each Party’s right to audit pursuant to this Section 13.18 may not be exercised more than twice a Year. The Parties shall agree in good faith on a mutually-acceptable time and location to commence any audit initiated hereunder, and such audit shall be performed in reasonable accommodations at the relevant offices or other work locations of the Party to be audited. To the extent that the Parties are unable to reach agreement as to an acceptable time and location to commence such audit, the Parties shall meet at Shipper’s corporate

CONFIDENTIAL TREATMENT REQUESTED

offices in Houston, Texas, during normal business hours, on the third Monday that follows the notice provided by the Party who requested the audit. The Party subject to the audit shall respond to all exceptions and claims of discrepancies within one hundred eighty (180) Days of receipt thereof. Notwithstanding anything to the contrary in this Agreement, the audit rights set forth herein shall survive termination or expiration of this Agreement for a period of twenty-four (24) Months following termination or expiration.
[Signature page follows]

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.
CARRIER:

ALPINE HIGH NGL PIPELINE LP
By: Alpine High Subsidiary GP LLC, its general partner

By: /s/ Brian W. Freed
Name: Brian W. Freed
Title: Senior Vice President

SHIPPER:

APACHE CORPORATION

By: /s/ Stephen J. Riney
Name: Stephen J. Riney
Title: Chief Financial Officer and Executive Vice President

Signature page to the Transportation Services Agreement

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TARIFF
(See Attached)

Exhibit A - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B
DEDICATED AREA
The Dedicated Area is depicted in the map below within the red border.
[***]

Exhibit B - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C
RAW MAKE QUALITY SPECIFICATIONS

COMPONENT	TEST METHOD	SPECIFICATION
Total Methane (See note 5)	GPA 2186	0.5 Liq. Vol.% max.
Methane % of Ethane (See note 5)	GPA 2186	1.5 Liq. Vol.% max.
Aromatics	GPA 2186	10.0 Liq. Vol.% max. (of C5+)
Olefins	GPA 2186	1.0 Liq. Vol.% max.(See note 1)
Vapor Pressure at 100 deg. F	ASTM D2598	600 psig max.
Copper Strip Corrosion	ASTM D1838	No. 1 (See notes 2 & 3)
Volatile Sulfur	ASTM D2784 or ASTM D5623	150 ppm wt. max.
Carbon Dioxide	GPA 2186	0.35 Liq. Vol. % max. (of C2)
Hydrogen Sulfide	ASTM D2420 or ASTM D5623	Pass
Carbonyl Sulfide	ASTM D5623	15 ppm wt. max. (of C3)
Distillation End Point	ASTM D-86	375 deg. F. max. (See note 4)
Saybolt Color Number	ASTM D156 or ASTM D6045	+27 min. (See note 4)
Water Content	VISUAL	No Free Water @ 34 deg.F
Prod. Temp. (>65 mole% Ethane)	Thermometer	90 deg. F. max.
Prod. Temp. (<65 mole% Ethane)	Thermometer	110 deg. F. max.
Halides (including Fluorides)	ASTM D7359	1 ppm wt. max.(in nC4)
Methanol (see note 6)	ASTM D7423	200 ppm wt. max

ON TEST METHODS: Method numbers listed above, beginning with the letter “D”, are American Society for Testing and Materials (ASTM), Standard Test Procedures. The most recent year’s revision for the procedures will be used.
CONTAMINANTS: The specification defines only the basic purity for this product. The product is to be free of any contamination that might render the product unusable for its commonly used applications. Specific contaminants include (but are not limited to) dirt, rust, scale, and all other types of solid contaminants, caustic, amines, chlorides, heavy metals, oxygenates, inerts and any component added to the product to enhance the ability to meet the specifications.

1.	Propylene limited to 5.0 Liq. Vol. % max. of contained Propane, Butylene limited to 0.35 Liq. Vol. % max. of contained Butanes, and Butadiene limited to 0.01 Liq. Vol. % max. of contained Butanes.

Exhibit C - 1

CONFIDENTIAL TREATMENT REQUESTED

2.	Caution – Use a corrosion cylinder rated at a minimum of 1500 psig.

3.	The use of corrosion masking agents is strictly prohibited.

4.	Distillation and Color to be run on that portion of the mixture having a boiling point of 70 ° F and greater at atmospheric pressure.

5.	Includes Nitrogen and Oxygen.

6.	This is a component specification for product received from injectors to the Alpine High Plants.

Exhibit C - 2

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D
PRIOR DEDICATIONS

[***]

Exhibit D - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E
MEASUREMENT PROCEDURES
ARTICLE I
DEFINITIONS
Acronyms and capitalized terms used in this Exhibit, but not otherwise defined in the Agreement, have the following meanings:
“API” means the American Petroleum Institute.
“ASTM” means ASTM International.
“Base-Line Meter Factor” means the meter proving factor established after meter installation or maintenance that meets API guidelines for uncertainty and is the reference prove from which subsequent meter proves are compared.
“Component” has the meaning given to such term in the Tariff.
“DCF” means the dimensionless number obtained by dividing the density as determined by the use of the Pycnometer (or such similar device) by the density as measured by the densitometer.
“EVP” means the equilibrium vapor pressure.
“Flowing Day” means a Day during which the stream to be measured actually flows.
“g/cc” means grams per cubic centimeter.
“GPA” means GPA Midstream.
“Inferred Mass Combined Factor Shift” means the absolute value of the sum of the Meter Factor shift and the DCF factor shift when used in inferred mass systems.
“Meter Factor” means a dimensionless term obtained by dividing the gross standard volume or mass of liquid passed through the meter (as measured by a prover during proving) by the corresponding meter indicated volume at standard conditions. For subsequent metering operations, the throughput or gross measured volume or mass is determined by multiplying the indicated volume or mass registered by the meter times the Meter Factor.
“MPMS” means the Manual of Petroleum Measurement Standards as published by the API.
“psig” means pounds per square inch gauge.
“Pycnometer” means a double-walled, high-pressure vessel used to prove a densitometer.
“Requesting Party” means the Party requesting the applicable data.

Exhibit E - 1

CONFIDENTIAL TREATMENT REQUESTED

“Sending Party” means the Party providing the applicable data.
ARTICLE II
DESIGN AND INSTALLATION
Section 2.1    General
A.    Carrier’s methods, standards, and measurement procedures shall at a minimum meet relevant industry standards.
B.    Carrier’s intent is to design, operate, and maintain its custody transfer measurement facilities in a manner to meet or exceed the criteria set out in the MPMS and to meet or exceed all pertinent governmental regulations.
C.    Natural gas liquids, including non-refrigerated ethane, demethanized mix (y-grade), propane, ethane-propane mixes, propylene, butanes, isomers of butene, and natural gasoline, delivered to or received by Carrier shall be measured by either volumetric or mass measurement procedures, as determined solely by Carrier, using a flow meter described in MPMS Chapter 5.
D.    The measuring facility shall be operated at a pressure greater than the EVP of the fluid at flowing conditions to ensure the stream is in a liquid state and contains no vapor, as determined by the appropriate chapter of the MPMS.
E.    All equipment employed in metering and sampling, and all equipment upstream and downstream of the measurement station, which might affect quantity and quality determinations, must be approved by Carrier as to the type, materials of construction, method of installation, and maintenance. Due consideration shall be given to the operating pressure, temperature, and characteristics of the Raw Make being measured.
F.    References to any API, GPA, ASTM, or similar publications encompass the latest edition, revision, or amendment thereof. From time to time, these chapters and sections are subject to change by their respective publishers, and such changes will supersede the specific references contained herein.
Section 2.2    Measurement Equipment and Systems
A.    Flow Meters. Flow meters shall be installed in accordance with MPMS Chapter 5.
B.    Densitometers and Density Determination.

1.
Where required, densitometers, including Coriolis meters used for determining flowing density, shall be installed and calibrated in accordance with MPMS, Chapter 14. The output shall be connected directly into a flow computer capable of internally converting the densitometer’s output signal to corrected flowing density in g/cc. Proving is to be by entrapping a sample of the flowing stream at system conditions in a Pycnometer. The connections

Exhibit E - 2

CONFIDENTIAL TREATMENT REQUESTED

for the Pycnometer shall be installed in such manner as to ensure the same representative sample introduced to the densitometer is captured by the Pycnometer. The accuracy of the densitometer shall be verified at the time of the meter proving or when accuracy is in question. The accuracy of the densitometer must be within +/- 0.001 g/cc over the required range and repeatable to +/- 0.0005 g/cc.

2.	Thermowells shall be installed to allow monitoring of the inlet and outlet temperature of the Pycnometer during calibration.

3.	During a densitometer calibration, the difference between all outlet temperatures and pressures must be within +/-0.2 °F and +/- 5.0 psi of each other during the proof test.

4.	For polymer grade propylene measurement, a density calculated using MPMS Chapter 11.3.3.2 may be used for density determination.

5.
For chemical grade propylene measurement, a density calculated using MPMS Chapter 11.3.3.2 may be used for density determination. When this calculated density is used, the Meter Factor shall be adjusted by a factor of 0.9987[1] to account for the composition changes.

6.	For High Purity Isobutylene measured by a mass meter producing a mass pulse output, and mass proved, the meter does not need a densitometer.

7.	Under no circumstances will a density measurement be utilized for transaction calculations without a proving or verification of the function during the ticket period.

8.	Verification and calibration data will be supplied to Shipper within ten (10) Days of the procedure.

9.
The proving intervals, tolerances, repairs, and methods of correction are the same as those provided elsewhere in this Exhibit, and the average of two (2) successive Pycnometer provings will establish Raw Make flowing density, provided: (i) the two (2) successive provings agree within 0.0005, and (ii) the average of the two (2) tests is within 0.0015 of the previously accepted calibration factor.

C.    Temperature Transmitters. Temperature transmitters shall be verified at the time of the meter proving using a certified thermometer or precision electronic temperature device. Temperature transmitters must exhibit a discrimination of at most 0.1o F, or better, and a variation from a certified electronic or mercury liquid-in-glass thermometer no greater than 0.5o F.
1 Based on the work of J.E. Gallagher, Shell Pipeline Corporation, “Chemical-Grade Propylene Density Measurement,” July, 1983.

Exhibit E - 3

CONFIDENTIAL TREATMENT REQUESTED

D.    Pressure Transmitters. Pressure transmitters shall be verified at the time of meter proving using a reference gauge to ensure current readings exhibit pressure discrimination of not more than 1.0 psig, and the variation from a certified test gauge does not exceed 2.0 psig.
E.    Flow Computers. Flow computers shall be capable of accepting pulses from the flow meter transmitter and signals from the pressure, temperature, and density transmitters. The flow computer shall convert, as required, and totalize these signals into flowing density, corrected flowing density, indicated volume, gross volume, mass, specific gravity at 60o F, and net volume. The flow computer and its operation shall comply with MPMS Chapter 21. For net volume determinations (for most Components), the flow computer shall utilize the latest ASTM, API, and GPA standards for temperature and pressure corrections that are applicable to the Component being measured. The weight of water shall be as provided in the latest version of GPA 2145.
F.    Composite Sampling Systems. Composite sampling is required for Raw Make transacted on a Component Barrel basis and for quality verification of any Raw Make. The composite sampling system shall be installed and operated in accordance with GPA Standard 2174. The composite sampler shall be operated to collect flow-proportional samples, based on indicated volume. These samples shall be accumulated in and removed from floating-piston cylinders with mixing capability.
ARTICLE III
ACCOUNTING
Section 3.1    Custody Transfer Tickets. Unless otherwise provided for by separate agreement, Carrier shall furnish Shipper with a batch custody transfer ticket, where batch may denote either quantity or time. Further, the batch shall be closed out at the start of Day on the first Day of the Month or such other period as Carrier, in its sole discretion, may deem appropriate. When provided, Daily custody transfer tickets are for the period of one Day. For the purposes of determining whether Raw Make meets the applicable Raw Make Quality Specifications, the composition shall be determined no more often than weekly.
Section 3.2    Volume-Basis Streams. Unless otherwise provided for by separate agreement, for streams transacted on a volume basis the ticket shall identify the Raw Make and state the net volume in Barrels of Raw Make measured, and all factors associated with its production.
Section 3.3    Mass-Basis Streams. Unless otherwise provided for by separate agreement, for streams that are transacted on a mass basis the ticket shall identify the Raw Make, state the total mass measured in pounds, show Raw Make analysis, and show total Component Barrels (if required). Where required, total pounds mass shall be converted to pounds of each Component based on its weight fraction as determined by analysis. If required, the Component pounds shall then be converted to equivalent Barrels of each Component utilizing the calculation procedure outlined in MPMS Chapter 14. The Component density in a vacuum shall be in accordance to GPA Standard 2145. If required, the ticket shall identify the Raw Make and state the total mass, Raw Make analysis, and total Component Barrels.

Exhibit E - 4

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE IV
MAINTENANCE AND OPERATIONS
Section 4.1    Measurement Basis
A.    Mass Measurement

1.
Inferred Mass: Inferred mass measurement is accomplished utilizing a flow-proportional composite sampler (if required), volumetric flow meter, densitometer, and flow computer to convert gross volumetrically measured Barrels using density in g/cc at flowing conditions, and corrected for instrument error, to total pounds mass according to the following formula:

Total Pounds = Indicated Barrels x Meter Factor x Flowing Density (g/cc) x 350.5069 x DCF
Where:
350.5069 is a conversion factor for converting g/cc to pounds/Barrel.

2.
Direct Mass: Coriolis measurement is accomplished by utilizing a Coriolis meter and a flow computer to accumulate mass pulses from the flow meter transmitter and report in pounds. Measured pounds mass is calculated according to MPMS Chapter 5.6.

B.    Volumetric Measurement. Volumetric measurement may be accomplished utilizing a flow computer, a flow meter outputting volume pulses, and temperature and pressure transmitters. Where applicable, a densitometer shall be installed. In the case of purity products, Carrier reserves the right to use a fixed specific gravity at 60o F and 14.696 psia in lieu of a densitometer for flow calculations. The proper API, ASTM, and GPA standards shall be used to calculate and totalize net Barrels.
Section 4.2    Provings and Tolerances
A.    General

1.
Meter provings, calibration of instruments, and maintenance of measurement equipment will normally be performed by Carrier personnel, but these functions may be delegated to responsible third-party contractors under the direction of an Carrier representative.

2.	All provings shall be by the applicable MPMS standard.

3.	For meters outputting a mass pulse:

Exhibit E - 5

CONFIDENTIAL TREATMENT REQUESTED

a.
The prover shall be equipped with a densitometer installed and proved in accordance with MPMS Chapter 14. However, for polymer and chemical grade propylene, MPMS Chapter 11.3.3.2 may be used to determine flowing density.

b.	The Coriolis meter shall be proved as an inferred mass proving in accordance with MPMS Chapter 5.6.

4.	For meters outputting a volume pulse:

a.	A live flowing density signal shall be used in the proving calculations.

b.	The density measurement, if present, shall be verified using standard practices as outlined in MPMS Chapters 14.

5.
Unless otherwise impractical, and unless at least seventy-two (72) hours’ notice is first provided to Shipper to allow a Shipper representative to be present, no work shall be performed on the measuring element of a meter without first proving the meter.

B.    Proving Intervals

1.	Each meter shall be proven when initially placed into service and immediately prior to and after maintenance.

2.
Subsequent provings shall be made at least every thirty-one (31) Flowing Days, not to exceed forty-five (45) Flowing Days. However, if operational issues, weather, or unavailability of a prover or prover contractor prevent the proving within thirty-one (31) Flowing Days, then the proving interval may be extended to forty-five (45) Flowing Days.

3.	If the consistency of the Meter Factor allows, and both Parties agree, the proving interval between provings may be extended to up to six (6) Months.

4.
If a Party requests an unscheduled prove, then such Party shall pay for all costs of the unscheduled prove unless the prove determines the instrumentation is outside of the applicable tolerances. Each Party shall allow the other Party to witness all provings made to measurement facilities. Proving will be conducted Monthly or more frequently as the Parties may elect.

C.    Meter Factor

1.	When a meter is proved after initially being placed in service, a Base-Line Meter Factor shall be established.

Exhibit E - 6

CONFIDENTIAL TREATMENT REQUESTED

2.	If any maintenance is performed on a meter or a meter is replaced, a new Base-Line Meter Factor shall be established.

3.	The new Meter Factor shall be used after each successful proving if it meets the proving criteria herein.
D.    Ticket Corrections. If the new Meter Factor deviates from the previous Meter Factor under like operating conditions by more than plus or minus 0.0025, then 1/2 of the volume measured since the previous proving shall be corrected using the new Meter Factor. If the time of malfunction can be determined by historical data, then the volume measured since that point in time shall be corrected using the new Meter Factor. The new Meter Factor may not be used to correct volumes measured more than thirty-one (31) Flowing Days prior to the new proving, unless the Flowing Days between proves exceeds thirty-one (31) Flowing Days, in which case the correction shall be for the Flowing Days between proves. If a correction is required, then a correction ticket shall be issued for the quantity corrected.
E.    Inferred Mass Combined Factor Shift: The mass measurement objective for inferred mass meters is 0.25% accuracy. In the inferred mass equation, both the Meter Factor and DCF are weighted equally. Therefore, a corrected meter ticket will only be written when the absolute value of the sum of the Meter Factor shift and DCF shift is greater than 0.0025. The following are examples:

1.
Example 1: A meter exhibiting a shift in Meter Factor of 0.0024 combined with a densitometer exhibiting a DCF shift of -0.0018, would not require a meter ticket correction, as the sum of these two shifts results in a total factor shift of 0.0006.

2.
Example 2: A meter exhibiting a shift in Meter Factor of -0.0024 combined with a densitometer exhibiting a DCF shift of -0.0018, would require a meter ticket correction, as the sum of these two shifts results in a total shift of 0.0042.

F.    Corrective Actions

1.
If, as a result of a meter proof, a new Meter Factor deviates more than 0.0025 from the previous Meter Factor but less than 0.0050 from the Base-Line Meter Factor, then Carrier’s field representative shall determine the corrective action, if any, to be taken.

2.
If, as a result of a meter proof, the new Meter Factor deviates 0.0050 or more from the Base-Line Meter Factor, then the Carrier field representative shall determine the corrective action, if any, to be taken, including removal, inspection, cleaning of the internals, repairing, zero verification, and replacing. If there is build-up on the internals, then the element or meter shall be cleaned and the meter re-proved. If physical repairs are made (e.g., replacement of a turbine rotor), then the meter shall be re-proved to establish

Exhibit E - 7

CONFIDENTIAL TREATMENT REQUESTED

a new Base-Line Meter Factor, provided that at least seventy-two (72) hours’ notice is first provided to Shipper to allow a Shipper representative to be present.

3.
For mechanical flow meters requiring a wear-in period, after a twenty-four (24) hour wear-in period, the meter shall be re-proved and if the Meter Factor changes more than plus or minus 0.0025 from the new Base-Line Meter Factor, then half (1/2) of the volume measured shall be corrected using the latest Meter Factor.

4.
For Coriolis meters, if the zero changes or the meter is cleaned, repaired, or replaced, then the meter shall be re-proved to establish a new Base-Line Meter Factor. The meter shall be zero verified and, if necessary, re-proved. If the Meter Factor changes more than plus or minus 0.0025 from the new Base-Line Meter Factor, then 1/2 of the volume measured shall be corrected using the latest Meter Factor.

G.    Carrier or its designee shall record all required corrections to measured volumes and shall describe the findings, method of repair, and calculations used in making the correction on the meter proving report. A correction to the ticketed amount shall be issued.
H.    If Shipper’s representative is not present during the proving, then Carrier shall, if requested by Shipper, within two (2) Business Days: (i) notify Shipper of the findings; (ii) provide Shipper with a meter proving report stating the findings, method of repair, and calculations used in making the correction; and (iii) provide Shipper with a correction ticket for the amount corrected.
Section 4.3    Custody Measurement Station Failure. If a failure occurs on a custody measurement station or the station is out of service while Raw Make is being delivered, then the volume shall be determined or estimated by one of the following methods in the order stated, unless the Parties otherwise agree:
A.    by using data recorded by any accurately registering check measuring equipment; or
B.    by correcting the error if the percentage error can be ascertained by calibrations, tests, or mathematical calculations.
Section 4.4    Sampling Procedures. For all sampling procedures and activities detailed below, at least seventy-two (72) hours’ prior notice shall first be provided to Shipper to allow a Shipper representative to be present for any such procedures.
A.    Flow proportional composite samples shall be removed from the composite sampler at the same time the meter is read and a custody ticket issued.

Exhibit E - 8

CONFIDENTIAL TREATMENT REQUESTED

B.    Samples shall be analyzed pursuant to the appropriate test method specified by the applicable Raw Make Quality Specifications.
C.    Three samples shall be taken from the composite sampler. One sample shall be retained by Carrier for analysis, the second sample shall be retained by Shipper for analysis, and the third shall be held as a referee. If Carrier has taken custody, then its sample shall be analyzed and the analysis used to account for transfer. If Shipper has taken custody, then its sample shall be analyzed using the Carrier-specified test method and the analysis used to account for transfer.
D.    If requested, the referee samples shall be held for a period as agreed upon by the connecting Party or a minimum of thirty (30) Days from the date of sampling.
E.    If a malfunction of the sampling occurs resulting in no sample being taken or in an unrepresentative sample being obtained, then the following procedure shall be utilized in the order stated:

1.	the sample collected by any on-stream, back-up sampling device that has extracted a sample in proportion to the volume delivered shall be used;

2.	an average of the composite samples taken over the previous three (3) Months of properly sampled deliveries shall be used, unless the Parties otherwise agree;

3.	Daily grab samples shall to be used for the time in question; or

4.	such other method as the Parties may agree upon shall be used.
F.    Quality Testing. Where multiple sampling methods are allowed, Carrier, in its sole discretion, will determine the preferred method.
G.    Cost of Referee Sample Analysis. If, as a result of the third-party laboratory analyzing the referee sample, the Carrier analysis is used, then Shipper is responsible for the applicable third-party laboratory costs. If, as a result of the third-party laboratory analyzing the referee sample, Shipper analysis is used, then Carrier is responsible for the applicable third-party laboratory costs.
ARTICLE V
MEASUREMENT DISPUTE RESOLUTION
Section 5.1    Mass and Volume Metering. If both the Carrier metering facility and the Shipper metering facility are installed, operated, and maintained according to their respective measurement standards, both of which shall meet or exceed API standards, and the difference in measurement of mass or volume is less than or equal to 0.25%, then Carrier’s measurement of mass or volume, whichever the case may be, will be deemed correct. If the difference is more than 0.25%, then Carrier and Shipper shall resolve the dispute by working together, using the best available information.

Exhibit E - 9

CONFIDENTIAL TREATMENT REQUESTED

Section 5.2    Analytical. Analytical disputes must be based upon laboratory analysis, using the Carrier-specified test method, of both the Carrier sample and the Shipper sample from the custody sampler (as described above). After analyzing their respective samples according to the Carrier-specified test method, if Shipper and Carrier are in disagreement, then they shall each send the other a copy of their respective sample results, and if the sample results differ by more than the GPA 2186/2177 reproducibility limits for one or more components, then the referee sample shall be taken to Coastal Flow Measurement, which shall analyze the sample in accordance with the Carrier-specified test method. If the third-party laboratory and Carrier analyses disagree by more than the GPA 2186/2177 reproducibility limits for one or more Components, then the third-party lab results shall be accepted by Shipper and Carrier as final and conclusive for the composition of the stream. If the third-party laboratory and Carrier analyses agree within the reproducibility limits of GPA 2186/2177, then the Carrier analysis shall be accepted by Shipper and Carrier as final and conclusive for the composition of the stream.
ARTICLE VI
WITNESSING
Section 6.1    Provings. Carrier and Shipper are each responsible for proving its respective measurement facilities. Each Party shall allow the other Party to witness all provings. For scheduled measurement facilities provings, a Party shall give the other Party at least seventy-two (72) hours’ advance written notice of the date and time of the scheduled prove.
Section 6.2    Use of out-of-tolerance equipment. A Shipper’s witness signature does not constitute the approval of the use of out-of-tolerance equipment, but said signature does attest to the validity of the proving report.
ARTICLE VII
DATA ACCESS
Section 7.1    Data Access. Requesting Party may access Sending Party’s electronic measurement equipment to acquire certain data as further described below. Requesting Party will only have access to such electronic measurement data in a format established by Sending Party, which will not interfere with the operation of Sending Party’s facilities. Requesting Party recognizes that the data acquired from any electronic equipment is “raw” data, subject to further refinement, correction, and/or interpretation. Sending Party has no obligation to provide data to Requesting Party during times of maintenance, repair, or other activities by Carrier that interrupt operations and/or due to events of Force Majeure. Sending Party has no obligation to advise Requesting Party of any such interruptions, or otherwise to verify the integrity of such data at any time. Sending Party shall make necessary connections to its electronic measurement equipment to provide Requesting Party with the following categories of data:
A.    pressure;
B.    temperature;
C.    instantaneous flow;

Exhibit E - 10

CONFIDENTIAL TREATMENT REQUESTED

D.    total flow today; and
E.    such other data as the Parties may agree to in writing.
Section 7.2    Data Transfer. Data transfer will occur via a serial data link between Carrier and Shipper. Shipper is responsible for the data and communications beyond this connection.
Section 7.3    SCADA. Flow and metering data gathered and sent via SCADA monitoring equipment will not be used to determine Raw Make quality and quantity for custody transfer calculations.
ARTICLE VIII
RIGHT TO CHANGE
Carrier reserves the right, from time to time, to make: (1) non-substantive changes to this Exhibit; and (2) changes to this Exhibit driven by industry practice, governmental regulations, or Carrier’s reasonable operational requirements. Such changes will be made on a non-discriminatory basis to similarly situated shippers, and such changes will become effective thirty (30) Days after written notice of the changes is sent to Shipper.

Exhibit E - 11

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A
ORIGIN POINTS, DESTINATION POINTS,
DEEMED VOLUME COMMITMENT AND RATES
Note: The Priority Rate shall be subject to adjustment as set forth in Section 5.2 of this Agreement.

Pipeline Segment
Origin Point	Destination Point (place an X in the column for the desired Destination Point)			Shipper’s Deemed Volume Commitment (BPD)	Priority Rate ($ per Barrel)
	[***]	[***]	[***]

[***]

Schedule A - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT F
FORM OF TRANSFEREE AGREEMENT

[ATTACHED]

Exhibit F - 1

CONFIDENTIAL TREATMENT REQUESTED

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS AGREEMENT. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION, WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS MARKED WITH “[***]”.

EXHIBIT F
TRANSPORTATION SERVICES AGREEMENT
dated [ ]
ALPINE HIGH NGL PIPELINE LP
“Carrier”
and
[ ]
“Shipper”

CONFIDENTIAL TREATMENT REQUESTED
TABLE OF CONTENTS Page

Article I	CERTAIN DEFINITIONS 1

Article II	TERM 6

2.1.	Term 6

Article III	CARRIER OBLIGATIONS 6

3.1	Provision of Services 6

3.2	Priority Service 7

3.3	Maintenance of Pipeline Capacity 7

3.4	Pressure Commitments 7

3.5	Measurement 7

3.6	Standard of Performance 7

Article IV	DEDICATION AND SHIPPER’S DELIVERY OBLIGATIONS 7

4.1.	Dedication 7

4.2.	Prior Dedications 8

4.3.	Contemporaneous Dedications 8

4.4.	Covenant Running with the Land 8

4.5.	Releases from Dedication 9

4.6.	Processing Obligations and Reservations from Dedication 10

4.7.	Delivery Commitment 11

4. 8.	Unused Capacity 11

9.	Linefill 12

Article V	FEES 912

5.1.	Shipper’s Priority Rate 12

5.2.	Index Adjustment 12

5.3.	Pipeline Loss Allowance 12

Article VI	DEFAULTS AND REMEDIES 12

6.1.	Shipper Default 112

6.2.	Remedies on Shipper Default 13

6.3.	Carrier Default 13

6.4.	Remedies on Carrier Default 13

Article VII	WARRANTY OF TITLE; ROYALTIES 14

7.1.	Shipper’s Warranty 14

7.2.	Carrier’s Warranty 14

7.3.	Proceeds of Production 14

7.4.	Title 14

Article VIII	WAIVER OF CERTAIN DAMAGES 14

Article IX	FORCE MAJEURE 15

9.1.	Suspension of Obligations 15

9.2.	Definition of Force Majeure 15

9.3.	Notification 16

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TABLE OF CONTENTS
(continued) Page

9.4.	Limitations 16

Article X	ASSIGNMENT 16

10.1.	Assignments Not Requiring Consent 16

10.2.	Assignment Requiring Consent 17

10.3.	Conveyance of Interests 17

10.4.	Compliance 17

10.5.	Successors and Assigns 17

Article XI	TAXES 17

Article XII	NOTICE AND STATEMENTS 18

12.1.	Notice 18

12.2.	Change of Address 19

Article XIII	MISCELLANEOUS 19

13.1.	Entire Agreement; Amendments 19

13.2.	Governing Law 19

13.3.	Jurisdiction and Venue 19

13.4.	No Drafting Presumption 19

13.5.	Waiver 19

13.6.	No Third Party Beneficiaries 20

13.7.	No Partnership 20

13.8.	Survival 20

13.9.	Headings 20

13.10.	Rules of Construction 20

13.11.	Severability 21

13.12.	Further Assurances 21

13.13.	No Inducements 21

13.14.	Counterpart Execution 21

13.15.	Confidentiality 21

13.16.	Compliance with Laws 22

13.17.	Arm’s Length Negotiations 22

13.18.	Audit Rights 22

EXHIBITS

Exhibit A – Tariff
Exhibit B – Dedicated Area
Exhibit C – Raw Make Quality Specifications

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Exhibit D– Prior Dedications
Exhibit E – Measurement Procedures

SCHEDULES

Schedule A – Origin Points, Destination Points, and Rates

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TRANSPORTATION SERVICES AGREEMENT
This Transportation Services Agreement (this “Agreement”) is made and entered into, effective as of this [ ] day of[ ], 20[ ] (the “Effective Date”), by and between Alpine High NGL Pipeline, LP, a Delaware limited partnership (“Carrier”), and[ ], a [ ] (“Shipper”). Shipper and Carrier may be referred to individually as a “Party,” or collectively as the “Parties.”
WITNESSETH:
WHEREAS, Shipper has title to or the right to transport and/or sell Shipper Raw Make and desires for Carrier to transport Shipper Raw Make on the Pipeline System; and
WHEREAS, Carrier desires to transport Shipper Raw Make on the Pipeline System; and
WHEREAS, Carrier and Shipper have engaged in good faith, arm’s length negotiations and are entering into this Agreement as independent parties.
NOW THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the Parties hereby covenant and agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
Unless otherwise required by the content, the terms defined in this Article I shall have, for all purposes of this Agreement, the respective meanings set forth in this Article I:
“Actual Shipments” shall mean, for any period of time, the volumes of Shipper Raw Make that Shipper delivers to Carrier hereunder at the Origin Points and that are ultimately delivered by Carrier to Shipper (or Shipper’s designee) hereunder at the Destination Points.
“Additional Destination Point” shall have the meaning given to such term in Section 3.8 of this Agreement.
“Adjustment Date” shall mean the first anniversary of the Effective Date and each subsequent anniversary of the Effective Date.
“Affiliate” shall mean any Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another Person. The term “control” (including its derivatives and similar terms) shall mean possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. A Person is deemed to be an Affiliate of another specified Person if such Person owns 50% or more of the voting securities of the specified Person, or if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control.
“Agreement” shall have the meaning given to such term in the preamble of this Agreement.

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“Applicable Law” shall mean all applicable laws, statutes, directives, codes, ordinances, rules, regulations, municipal by-laws, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, decisions, rulings or awards, consent orders, consent decrees and policies of any Governmental Authority.
“Barrel” or “bbl” shall mean forty-two (42) United States gallons of 231 cubic inches at sixty degrees Fahrenheit (60° F) and equilibrium vapor pressure.
“BPD” shall mean Barrels per Day.
“Business Day” shall mean any day that is not a Saturday, Sunday, or a day on which federally chartered banks are required or permitted to close in Houston, Texas.
“Carrier” shall have the meaning given to such term in the preamble of this Agreement.
“Carrier Default” shall have the meaning given to such term in Section 6.3 of this Agreement.
“Carrier Default Notice” shall have the meaning given to such term in Section 6.4 of this Agreement.
“Carrier Standard of Performance” shall mean Carrier’s obligation hereunder (i) to exercise its rights or powers under this Agreement, in each case, in a reasonable manner and with the degree of skill and judgment normally exercised by a reasonably prudent operator consistent with industry practices in the midstream oil and gas industry and in material compliance with this Agreement, and (ii) to operate in a manner such that Shipper is not curtailed for reasons other than Force Majeure, planned or scheduled maintenance, and/or shipper default, for an aggregate period exceeding six (6) Days within any Year.
“Central Clock Time” or “CCT” shall mean Central Standard Time, as adjusted for Central Daylight Time.
“Claims” shall mean any and all claims, demands and causes of action of any kind and all losses, damages, liabilities, costs and expenses of whatever nature (including court costs and reasonable attorneys’ fees).
“CPPI” shall mean, with respect to each Adjustment Date, the PPI for the Month which is four (4) Months prior to such Adjustment Date.
“Day” or “Daily” shall mean a period commencing at 7:00 a.m., CCT, on a calendar day and ending at 7:00 a.m., CCT, on the next calendar day.
“Dedicated Area” shall mean lands and/or properties described on Exhibit B.
“Dedicated Raw Make” shall have the meaning given to such term in Section 4.1 of this Agreement.
“Dedication” shall have the meaning given to such term in Section 4.1 of this Agreement.

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“Deemed Volume Commitment” shall have the meaning given to such term in the Tariff.
“Destination Points” shall mean the destination points listed on Schedule A (attached hereto).
“Effective Date” shall have the meaning given to such term in the preamble to this Agreement.
“Evergreen Extension” shall have the meaning given to such term in Article II of this Agreement.
“Extended Carrier Force Majeure” shall have the meaning given to such term in Section 4.6(b) of this Agreement.
“Extension” shall mean the First Extension, the Second Extension, or an Evergreen Extension, as applicable.
“Fee Adjustment Multiplier” shall mean, with respect to any Adjustment Date, the percentage equal to the percentage of change between (a) the PPPI applicable to such Adjustment Date and (b) the CPPI applicable to such Adjustment Date.
“First Extension” shall have the meaning given to such term in Article II of this Agreement.
“Force Majeure” shall have the meaning given to such term in Section 9.2 of this Agreement.
“Gas” shall mean any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases that are extracted from the subsurface of the earth.
“Governmental Authority” shall mean (i) the United States of America, (ii) any state, county, parish, municipality or other governmental subdivision within the United States of America, and (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America or of any state, county, municipality or other governmental subdivision within the United States of America.
“Interests” shall mean any right, title, or interest in lands, wells or leases and the right to produce Gas therefrom whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, farm-out, contractual ownership or arising from any pooling, unitization or communitization of any of the foregoing rights.
“Losses” shall mean any actual loss, cost, expense, liability, damage, demand, suit, sanction, claim, judgment, lien, fine or penalty, including attorneys’ fees, asserted by a third party not Affiliated with the Party incurring such, and which are incurred by the applicable indemnified Persons on account of injuries (including death) to any person or damage to or destruction of any property, sustained or alleged to have been sustained in connection with or arising out of the matters for which the indemnifying party has indemnified the applicable indemnified Persons.
“Month” shall mean a period commencing at 7:00 a.m., CCT, on the first day of a calendar month and ending at 7:00 a.m., CCT, on the first day of the next calendar month.

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“Nomination” (including “Nominates” and the syntactical variants thereof) shall mean the written or electronic communication from Shipper to Carrier, pursuant to and in accordance with the terms of this Agreement, including the Tariff, requesting that Carrier transport for Shipper in a given Month a stated volume of Raw Make.
“Origin Point” shall mean any of the origin points listed on Schedule A (attached hereto) where Carrier accepts Raw Make for transport on the Pipeline System.
“Parties” shall have the meaning given to such term in the preamble of this Agreement.
“Party” shall have the meaning given to such term in the preamble of this Agreement.
“Person” shall mean any individual, firm, corporation, trust, partnership, limited liability company, association, joint venture, other business enterprise or Governmental Authority.
“Pipeline Capacity” shall mean the Pipeline System capacity expressed in BPD on a Pipeline Segment, as it exists from time to time.
“Pipeline Design Capacity” shall mean 250,000 BPD on the Pipeline System.
“Pipeline Segment” shall mean any portion of the Pipeline System that runs from any given Origin Point to any given Destination Point, or from one Destination Point to another Destination Point.
“Pipeline System” shall mean the Raw Make pipeline system to be constructed, owned and operated by Carrier that will transport Raw Make from the Origin Points to the Destination Points.
“PPI” shall mean the Producer Price Index by Commodity for Final Demand: Finished Goods, Seasonally Adjusted (Series Id: WPSFD49207).
“PPPI” shall mean, with respect to each Adjustment Date, the PPI for the Month which is sixteen (16) Months prior to such Adjustment Date.
“Prior Dedications” shall mean (i) as to the Interests owned by Shipper and/or its Affiliates within the Dedicated Area as of the Effective Date, all dedications or commitments for gathering or transportation services burdening such Interests as of the Effective Date and (ii) as to any Interests acquired by Shipper and/or its Affiliates within the Dedicated Area after the Effective Date, all dedications or commitments for gathering or transportation services burdening such Interests which are existing as of the time of any such acquisition.
“Priority Rate” shall be the rate set forth in Schedule A, as it may be adjusted in the future per the terms of this Agreement.
“Priority Shipper” shall have the meaning given to such term in the Tariff.
“Proration Month” shall have the meaning given to such term in the Tariff.

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“Raw Make” shall mean[, until August 31, 2019, demethanized raw make mix with no minimum ethane by liquid volume percentage, and thereafter] demethanized raw make mix that contains an ethane component content equal to or greater than 10% ethane and less than or equal to 65% ethane by liquid volume percentage. For the avoidance of doubt, Raw Make shall not include condensate or other liquid hydrocarbons attributable to the Subject Gas that is not produced from processing of the Subject Gas.
“Raw Make Quality Specifications” shall mean the Raw Make specifications set forth in Exhibit C (attached hereto) as and made a part hereof for all purposes.
“Release Notice” has the meaning given to such term in Section 4.6(c) of this Agreement.
“Release Notice Date” has the meaning given to such term in Section 4.6(c) of this Agreement.
“RRC” shall mean the Railroad Commission of Texas and any lawful successor agency having jurisdiction over the intrastate transportation of Raw Make in Texas.
“Second Extension” shall have the meaning given to such term in Article II of this Agreement.
“Services” shall mean receipt and transportation on the Pipeline System of Raw Make for Shipper’s account from the Origin Point(s) and delivery, on a ratable basis, to the Destination Point(s) specified in Shipper’s Nomination.
“Shipper” shall have the meaning given to such term in the preamble of this Agreement.
“Shipper Raw Make” shall mean Raw Make owned or controlled by Shipper.
“Shipper Default” shall have the meaning given to such term in Section 6.1 of this Agreement.
“Shipper Default Notice” shall have the meaning given to such term in Section 6.2 of this Agreement.
“Shipper’s Priority Rate” shall have the meaning given to such term in Section 5.1 of this Agreement.
“Subject Gas” shall mean Gas produced from the Dedicated Area.
“Subject Interests” shall mean Interests covering lands located within the Dedicated Area.
“Tariff” shall mean Carrier’s rate, rules and regulations tariff for the Pipeline System on file and in effect with the RRC, as such tariff may be amended or supplemented by Carrier from time to time, provided that any such amendment or supplement shall not be inconsistent with this Agreement and Shipper’s rights and Carrier’s obligations under this Agreement, a pro forma copy of such Tariff, materially in the form expected to be filed by Carrier with the RRC, as applicable, is attached hereto as Exhibit A.

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“Taxes” shall mean any or all current or future taxes, fees, levies, charges, assessments and/or other impositions levied, charged, imposed, assessed or collected by any Governmental Authority having jurisdiction.
“Term” shall have the meaning given to such term in Article II of this Agreement.
“Third Party Shipper” shall mean any customer on the Pipeline System other than Shipper.
“Year” shall mean a period of three hundred sixty-five (365) consecutive Days, except for any Year that involves a leap year, which will consist of three hundred sixty-six (366) consecutive Days.
ARTICLE II
TERM
2.1.    Term. This Agreement is effective as of the Effective Date and shall continue through March 31, 2032 (the “Term”). The Term shall automatically extend by five (5) Years (the “First Extension”) on March 31, 2032, unless Shipper, by the delivery of written notice to Carrier no later than March 31, 2031, makes an irrevocable election not to extend the Term by five (5) Years. The Term shall automatically extend by an additional five (5) Years (the “Second Extension”) from March 31, 2037, unless Shipper, by the delivery of written notice to Carrier no later than March 31, 2036, makes an irrevocable election not to extend the Term by an additional five (5) Years. Following the end of the Second Extension or the end of any subsequent Evergreen Extension (as defined below), the Agreement shall continue in effect for successive extension one (1) Year terms commencing on March 31st of every Year (each such extension, an “Evergreen Extension”), unless Shipper provides written notice of termination to Carrier no later than July 31, 2041 in the case of the Second Extension, and July 31st of any subsequent Year subject to an Evergreen Extension, as applicable, in which case this Agreement shall terminate at the end of the Second Extension or the relevant Evergreen Extension, as applicable.
ARTICLE III
CARRIER OBLIGATIONS
3.1    Provision of Services. Subject to the terms and conditions of this Agreement, Carrier shall, commencing on the Effective Date and continuing through the remainder of the Term of this Agreement, provide Services for Shipper Raw Make in accordance with this Agreement, including the Tariff, which are incorporated herein by reference and constitutes part of this Agreement, expressly including provisions in the Tariff relating to the charges and rules and regulations applicable to Shipper as a party to this Agreement, provided that in the event of a conflict between the terms of this Agreement and the Tariff, the terms of this Agreement shall prevail.
3.2    Priority Service. Shipper qualifies as a Priority Shipper and as such, Carrier agrees to have available Pipeline Capacity to receive and transport one hundred percent (100%) of Shipper’s Deemed Volume Commitment. Carrier shall enter into no other transportation arrangements with Third Party Shippers that would prevent Carrier from transporting Shipper’s Deemed Volume Commitment. In the event that Carrier provides transportation services to any Third Party Shipper and Carrier receives more Nominations in a Month for transportation of Raw Make on Carrier’s Pipeline System than Carrier is able to transport, then consistent with the Tariff, Carrier shall allocate

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CONFIDENTIAL TREATMENT REQUESTED

to Shipper the lesser of Shipper’s Nomination for the Proration Month or its Deemed Volume Commitment.
3.3    Maintenance of Pipeline Capacity. Other than during periods of emergency and/or required maintenance, Carrier shall not take, without Shipper’s prior written consent, any action to reduce the Pipeline Design Capacity, reduce the Pipeline Capacity below the Pipeline Design Capacity, or reduce Shipper’s ability to deliver Raw Make to any Origin Point.
3.4    Pressure Commitments. Carrier shall operate the Pipeline System at an operating pressure sufficient to deliver to the Destination Points at the prevailing pressure, up to 1350 psig.
3.5    Measurement. Carrier, at its sole cost and expense, will measure or cause to be measured the Raw Make tendered at each Origin Point and Destination Point, in each case as provided pursuant to measurement procedures set forth in Exhibit E (attached hereto).
3.6    Standard of Performance. All Services and other obligations of Carrier under this Agreement will be performed in a manner consistent with the Carrier Standard of Performance.
ARTICLE IV
DEDICATION AND SHIPPER’S DELIVERY OBLIGATIONS
4.1.    Dedication. Subject to other terms and conditions of this Agreement, during the Term (including any Extension), Shipper hereby dedicates to Carrier (and to the performance of this Agreement) and agrees to deliver, or cause to be delivered, to Carrier, at the Origin Point all (i) Raw Make recovered or extracted from all Gas produced from, or otherwise attributable to, all Subject Interests, other than Raw Make and/or Gas that is subject to a Prior Dedication as set forth in Section 4.2 below, and (ii) with respect to wells now or hereafter located within the Dedicated Area for which Shipper and/or any of its Affiliates is the operator, Raw Make recovered or extracted from Gas produced from such wells which is attributable to the Interests owned by working interest, royalty and/or overriding royalty owners (other than Shipper and Affiliates of Shipper) that is not taken “in-kind” by such owners and for which Shipper or its Affiliates has the right and/or obligation to market such Raw Make, but for only so long as such Gas and/or Raw Make is not taken “in-kind”, in the case of (i) and (ii), up to Shipper’s Deemed Volume Commitment (collectively, the “Dedication”, with the Raw Make that is the subject of the Dedication being herein referred to as the “Dedicated Raw Make”).
4.2.    Prior Dedications. Except as set forth on Exhibit D, Shipper represents and warrants to Carrier that, as of the Effective Date, none of the Dedicated Area owned by Shipper or its Affiliates as of the Effective Date, and no portion of the Dedicated Raw Make attributable to such Dedicated Area, is subject to a Prior Dedication that conflicts with or infringes upon the Dedication under this Agreement. With respect to any Dedicated Raw Make that is subject to a Prior Dedication, Shipper shall have the right, subject to the additional terms and conditions of this Section 4.2 and Section 4.4, to comply with such Prior Dedication. Except as otherwise provided in this Section 4.2 or Section 4.4, unless the Term is expiring in less than eight (8) Months, Shipper shall not (and shall cause any applicable Affiliates not to), with respect to any Dedicated Raw Make that is the subject of a Prior Dedication, (i) affirmatively extend or increase any such Prior Dedication by its active election, beyond the term of such Prior Dedication or (ii) allow any such Prior Dedication to extend beyond

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its primary or initial term pursuant to the operation of an “evergreen” or other similar provision. With respect to any Dedicated Raw Make that is the subject of a Prior Dedication, unless the Term is expiring within eight (8) Months of the last date of such Prior Dedication, in the event that at any time in the future Shipper or any of its Affiliates determine that it can terminate any such Prior Dedication, then Shipper shall promptly terminate, or cause its Affiliate to terminate, such Prior Dedication, and upon such termination, the Raw Make subject to such Prior Dedication shall, to the extent not already subject to the Dedication and within the Dedicated Area, automatically be subject to the Dedication for all purposes under this Agreement without any further actions by the Parties. Nothing herein shall obligate Shipper to terminate any Prior Dedication to the extent that such termination would require Shipper to file suit, bring any arbitral or mediation proceeding, or pay any termination fee or penalty; provided, however, that Shipper shall provide Carrier with reasonable notice of any option to terminate a Prior Dedication upon payment of a termination fee or penalty and Carrier may, at its sole option, require Shipper to terminate such Prior Dedication, provided that, Carrier shall reimburse Shipper for any fee or penalty (consistent with Shipper’s prior notice to Carrier regarding the amount of such fee or penalty) actually incurred by Shipper in connection with such termination, as evidenced by reasonable supporting documentation.
4.3.    Contemporaneous Dedications. The Dedicated Raw Make and Dedicated Area may be subject to contemporaneous dedications by Shipper or its Affiliates to downstream and/or upstream service providers, which contemporaneous dedications do not conflict with or infringe upon the Dedications hereunder.
4.4.    Covenant Running with the Land. It is the mutual intention of the Parties that, so long as the Dedication is in effect, this Agreement and the Dedication shall (i) be a covenant running with the Dedicated Area now owned by Shipper, its Affiliates and their respective successors and assigns and (ii) be binding on and enforceable by Carrier and its successors and assigns against Shippers, its Affiliates and their respective successors and assigns of Shipper’s Interests in the Dedicated Area. Each Party agrees to execute, acknowledge and deliver to the other Party from time to time such additional agreements and instruments as may be reasonably requested by such other Party to more fully effectuate the intention of the Parties set forth in the immediately preceding sentence. Shipper shall cause any conveyance by it of all or any of Shipper’s Interests in the Dedicated Area to be made expressly subject to the terms of this Agreement, but any such conveyance by Shipper of all or any of its Interests in the Dedicated Area shall not relieve Shipper of any of its liabilities, obligations or duties hereunder, including, for the avoidance of doubt, the obligation to cause Dedicated Raw Make attributable to such conveyed Interests in the Dedicated Area to be delivered to Carrier in accordance with the terms and conditions of this Agreement. Shipper shall cause any successor or assign of such Interests in the Dedicated Area to agree that it takes such Interests in the Dedicated Area subject to the terms and conditions of this Agreement, and that it will cause any subsequent purchasers or assignees to do the same.
4.5.    Releases from Dedication.
(a)    If for any reason Carrier cannot receive at the Origin Point the entire volume of Dedicated Raw Make that Shipper is ready, willing and able to deliver hereunder, including without limitation as a result of prorationing or scheduled maintenance on the Pipeline System or any relevant upstream or downstream facilities, Force Majeure, operating pressure at the Destination Point

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exceeding 1,350 psig, or if such Raw Make fails to meet the applicable Raw Make Quality Specifications, then that portion of such Dedicated Raw Make that Carrier cannot so receive shall be temporarily released from the Dedication during the period of time, and only to the extent, that Carrier cannot for any reason receive such Dedicated Raw Make, and Shipper shall be free to sell such temporarily released Raw Make to third parties or to transport such temporarily released Raw Make via modes of transportation other than Carrier. Notwithstanding the foregoing sentence, there shall be no such temporary release if Carrier fails or is unable to receive the entire volume of Dedicated Raw Make as a result of a breach by Shipper or failure by Shipper or Shipper’s Affiliate to use good faith efforts to cause Raw Make processed at a processing plant operated by Shipper or Shipper’s Affiliate to meet the applicable Raw Make Quality Specifications. Carrier shall promptly provide written notice of any event that could reasonably be expected to materially affect the Services under this Agreement, including without limitation any notices regarding scheduled maintenance, matters that affect available capacity and Carrier’s ability to take the Dedicated Raw Make, and with respect to construction or development work on such facilities as the necessity for making repairs, alterations, enlargements or connections to, or performing maintenance on, machinery or facilities of production, manufacture, transportation, distribution, processing or consumption. With respect to any notices received by Carrier regarding the anticipated unavailability of capacity, facilities or Services upstream or downstream of the Pipeline System, the Parties shall coordinate in good faith in an effort to mitigate any disruptions, delays or other effects of such facility actions or events on the Services contemplated by this Agreement.
(b)    If a Force Majeure event renders Carrier unable to receive Dedicated Raw Make at the Origin Point for three (3) consecutive Days or longer (an “Extended Carrier Force Majeure”), then (A) upon Carrier’s receipt of written notice from Shipper, that portion of such Dedicated Raw Make that Carrier cannot either receive at the Origin Point because of such Extended Carrier Force Majeure shall be temporarily released from the Dedication only to the extent that Carrier is unable to so receive such Dedicated Raw Make because of such Extended Carrier Force Majeure, and (B) Shipper shall resume deliveries of Dedicated Raw Make temporarily released pursuant to the immediately preceding clause (A) no later than the first Day of the Month following thirty (30) Days after Carrier provides Shipper written notice it is capable of receiving such Dedicated Raw Make.
(c)    Notwithstanding Section 4.6(a) and Section 4.6(b) above, other than in instances in which Shipper is in breach or Raw Make fails to meet the applicable Raw Make Quality Specifications, if, for any one hundred eighty (180) consecutive Days or for any cumulative one hundred eighty (180) Days in any three hundred sixty-five (365) Day period, Carrier does not receive or ceases receiving any volume of Dedicated Raw Make delivered or otherwise made available for delivery to the Origin Point by Shipper (or that would be made available at the Origin Point, but was not because of Carrier’s continuing failure to receive Shipper’s Dedicated Raw Make for any reason), then upon Shipper’s written notice to Carrier (“Release Notice”, and the date of delivery to Carrier, “Release Notice Date”), which shall be given within ninety (90) Days after the applicable one hundred eighty (180) consecutive Days or one hundred eightieth (180th) cumulative Day, Shipper shall be entitled to a permanent release from the Dedication for the average volume of Dedicated Raw Make that Carrier was not able to take at the Origin Point during the subject period, and for a percentage of the Dedicated Area proportionate to the average volume of Dedicated Raw Make that Carrier was not able to take compared to Shipper’s Deemed Volume Commitment, with such permanent release to be effective on the thirtieth (30th) Day following the Release Notice Date; provided, however, if

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during the thirty (30) Day period following the Release Notice Date, Carrier delivers to Shipper a written plan, to be implemented at Carrier’s sole cost and expense, that Carrier reasonably and in good faith believes will enable it to receive all Dedicated Raw Make available for delivery at the Origin Point on or before the ninetieth (90th) Day following the Release Notice Date, then Shipper’s right to the release shall be suspended during such ninety (90) Day period, or, if Carrier’s failure to receive Dedicated Raw Make is a result of Force Majeure, Carrier shall have one hundred eighty (180) Days to complete such plan and Shipper’s release right shall be suspended during such one hundred eighty (180) Day period; provided, further, that if, by the ninety-first (91st) Day or one hundred eighty-first (181st) Day (as applicable) following the Release Notice Date, Carrier for any reason does not receive all Dedicated Raw Make available for delivery at the Origin Point, then Shipper’s permanent release shall be effective on such ninety-first (91st) Day or one hundred eighty-first (181st) Day (as applicable).
4.6.    Processing Obligations and Reservations from Dedication. Shipper shall cause all Subject Gas to be Processed for the recovery of Raw Make subject to the Dedication so that the Raw Make recovered from such processing meets the applicable Raw Make Quality Specifications, subject, however, to the following reservations from the Dedication:

(a)	Subject Gas and Raw Make may be used for the operation of Shipper’s production facilities or as required to deliver Raw Make to Carrier.

(b)	Subject Gas and Raw Make may be used, above ground or below, for any purpose in connection with the development and/or operation of Shipper’s leases and wells.

(c)
Subject Gas and Raw Make may be delivered as may be required to lessors or royalty owners under the terms of leases or other agreements or as required for Shipper’s operations within the Dedicated Area or lands pooled or unitized therewith, as determined by Shipper in its sole discretion.

(d)
Notwithstanding anything else in this Agreement that may be construed to the contrary, Shipper shall have no obligation to Carrier under this Agreement to develop or otherwise produce Subject Gas or other hydrocarbons from any properties owned by it or any of its Affiliates, including any properties now or hereafter located within the Dedicated Area or the lands pooled or unitized therewith. Shipper reserves the right to develop and operate its leases and wells in any manner that it desires, as determined by Shipper as it sees fit, in its sole discretion and free of any control by Carrier, including, without limitation, (i) shutting-in, cleaning out, reworking, modifying, deepening, or abandoning any such wells, (ii) using any efficient, modern, or improved method for the production of its wells, (iii) surrendering, releasing, or terminating its leases or Interests at any time, (iv) forming, dissolving, and/or participating in pooling agreements or units; or (v) using any hydrocarbons other than Raw Make or Subject Gas, including for the avoidance of doubt any condensate or liquids associated with Subject Gas, for any purpose or transporting and marketing the same.

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(e)	Nothing herein shall require Shipper to Process Gas from central tank batteries measuring less than 1100 Btu/cf, and no such Gas shall be deemed Subject Gas for any purposes hereunder.
Notwithstanding Shipper’s obligation set forth in the first sentence of this Section 4.7, Carrier shall use commercially reasonable efforts to accept Dedicated Raw Make delivered hereunder that fails to meet the applicable Raw Make Quality Specifications and either blend and/or treat and commingle such non-conforming Raw Make such that the commingled stream of Raw Make in the Pipeline System meets the applicable Raw Make Quality Specifications, so long as such blending and/or treating can be done in an operationally safe manner without harm to any persons, facilities, other shippers, or their Raw Make. If there are costs associated with doing the foregoing, Carrier shall notify Shipper, and if Shipper agrees, Carrier shall perform such blending and/or treating and commingling contemplated by the foregoing sentence, and Shipper shall reimburse Carrier for its proportionate share (relative to other shippers, if applicable) of its reasonably incurred costs. If Shipper does not agree to bear such costs described in the preceding sentence, Carrier shall have no obligation with respect to such blending, treating and commingling, and such Shipper’s non-conforming Raw Make may be entitled to be temporarily released pursuant to the terms of Section 4.6.
4.7.    Delivery Commitment. Commencing on the Effective Date and continuing thereafter during the Term, Shipper agrees to tender (or cause to be tendered) at the Origin Points for Shipper set forth on Schedule A, Dedicated Raw Make to Carrier for transportation on the Pipeline System, in accordance with the nomination and tender procedures set forth in the Tariff.
4.8.    Unused Capacity. Shipper agrees, to the extent Shipper does not Nominate or tender up to Shipper’s Deemed Volume Commitment on a Pipeline Segment in any Month, Carrier shall be free to utilize such unused capacity on such Pipeline Segment for the provision of transportation services to other shippers in such Month, without impacting the payment obligations of Shipper, including Shipper’s obligations pursuant to this Article IV or otherwise crediting or paying Shipper in any manner, provided that other shippers using such capacity shall not build history or otherwise acquire or accrue entitlements for future use of such capacity and any such use by Carrier or other shippers of unused capacity shall in no way limit or degrade Shipper’s rights to capacity under this Agreement.
4.9.    Linefill. Shipper shall provide [insert 10% of transferee’s Deemed Volume Commitment] Barrels of Raw Make as its share of linefill. Carrier shall not be required to provide the Services hereunder until Shipper provides its portion of linefill. Raw Make provided by Shipper for linefill may be withdrawn thirty (30) Days after (i) this Agreement terminates or expires; (ii) shipments have ceased, and the Shipper has notified Carrier in writing to discontinue shipments on the Pipeline System; and (iii) Shipper’s balances have been reconciled between any other shippers and Carrier. Notwithstanding the foregoing, to the extent Shipper’s Deemed Volume Commitment is reduced pursuant to this Agreement, Shipper may withdraw a percentage of the Raw Make it has tendered as linefill equal to the percentage that Shipper’s Deemed Volume Commitment has been reduced. Carrier reserves the right to charge a transport fee for Shipper’s linefill upon withdrawal, which shall not exceed Shipper’s Priority Rate.

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ARTICLE V
FEES
5.1.    Shipper’s Priority Rate. For Actual Shipments on the Pipeline Segment selected on Schedule A each Day during a Month, Shipper shall pay to Carrier a per Barrel rate (“Shipper’s Priority Rate”) equal to the applicable base Priority Rate for such Pipeline Segment corresponding to Shipper’s average Daily Actual Shipments during such Month on such Pipeline Segment, which shall be, as of the Effective Date, the applicable base Priority Rate for such Pipeline Segment set forth in Schedule A (attached hereto), and which may be increased by Carrier per Section 6.2.
5.2.    Index Adjustment. On July 1st of each year during the Term, Carrier shall adjust the Priority Rate by the Fee Adjustment Multiplier in effect as of such date.
5.3.    Pipeline Loss Allowance. Quantities of Raw Make tendered by Carrier to Shipper at the Destinations Points shall not be adjusted to account for shrinkage, evaporation, measurement, interface losses and other physical losses, and Shipper shall not otherwise be responsible for any such losses.
ARTICLE VI
DEFAULTS AND REMEDIES
6.1.    Shipper Default. Subject to Section 9.1, the following events shall be a “Shipper Default”: the occurrence and continuation of (i) a breach or default by Shipper of any of its payment obligations under this Agreement or the Tariff, or (ii) a material breach or default by Shipper of any of its obligations under this Agreement or the Tariff, unless such breach or default, or material breach or default, as applicable, occurs as a result of a breach or default by Carrier of its obligations under this Agreement or the Tariff. For the avoidance of doubt, Shipper’s delivery of Raw Make that complies with the Raw Make Quality Specifications shall not constitute a Shipper Default notwithstanding any claim by Third Party Shippers or downstream recipients of Raw Make that the Raw Make stream tendered by Carrier fails to meet the quality specifications of the downstream recipient of Raw Make due to an ethane composition lower than the minimum ethane percentage required by such downstream recipient of Raw Make and Shipper shall bear no liability to Carrier or any third party for any Claims or Losses due to the Raw Make stream tendered by Carrier to any downstream recipient having an ethane composition percentage lower than the minimum ethane composition percentage in such downstream recipients’ quality specifications.
6.2.    Remedies on Shipper Default. Upon the occurrence of a Shipper Default, Carrier may provide written notice to Shipper, describing the Shipper Default in reasonable detail and requiring Shipper to cure the Shipper Default (the “Shipper Default Notice”). If (a) a Shipper Default comprising Shipper’s failure to make any payment due hereunder has not been cured within ten (10) Business Days following receipt by Shipper of a Shipper Default Notice or (b) a Shipper Default comprising Shipper’s failure to comply with any obligation under this Agreement or the Tariff, other than a payment obligation, has not been cured within thirty (30) Days after receipt by Shipper of a Shipper Default Notice, or, if such failure is not reasonably capable of being cured within a thirty (30) Day period, but Shipper expeditiously commences to cure the same following its receipt of a Shipper Default Notice and diligently proceeds with such cure, within such longer period of time as

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shall be reasonably necessary to cure such failure, then in any such case, Carrier may not terminate this Agreement on account of such Shipper Default, but Carrier may, by written notice to Shipper, inform Shipper of its intention to suspend Services hereunder if such Shipper Default is not cured within a further thirty (30) Day period, and if any such Shipper Default has not been cured within such further period of thirty (30) Days, Carrier may, by written notice to Shipper, suspend Services hereunder, any such suspension to be effective upon receipt of such notice by Shipper, effective until the applicable Shipper Default is cured.
The rights and remedies under this Section 6.2 shall be in addition to all of Carrier’s other rights and remedies under this Agreement or the Tariff or which Carrier may otherwise have at law, in equity or by statute or regulation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise by Carrier of other rights or remedies, provided that Carrier may not terminate this Agreement on account of a Shipper Default.
6.3.    Carrier Default.  Subject to Section 9.1 hereof, the following events shall be a “Carrier Default”: the occurrence and continuation of (i) a breach or default by Carrier of any of its payment obligations under this Agreement or the Tariff, (ii) a material breach or default by Carrier of any of its obligations under this Agreement or the Tariff, unless such breach or default, or material breach or default, as applicable, occurs as a result of a breach or default by Shipper of its obligations under this Agreement or the Tariff, or (iii) a failure by Carrier to meet the Carrier Standard of Performance.
6.4.    Remedies on Carrier Default.  Upon the occurrence of a Carrier Default, Shipper may provide written notice to Carrier, describing the Carrier Default in reasonable detail and requiring Carrier to cure the Carrier Default (the “Carrier Default Notice”).  If (a) a Carrier Default comprising Carrier’s failure to make any payment due hereunder has not been cured within ten (10) Business Days following receipt by Carrier of a Carrier Default Notice, or (b) a Carrier Default comprising Carrier’s failure to comply with any obligation under this Agreement or the Tariff, other than a payment obligation, has not been cured within thirty (30) Days after receipt by Carrier of a Carrier Default Notice, or, if such failure is not reasonably capable of being cured within a thirty (30) Day period, but Carrier expeditiously commences to cure the same following its receipt of a Carrier Default Notice and diligently proceeds with such cure, within such longer period of time as shall be reasonably necessary to cure such failure, but such longer period of time not to exceed sixty (60) Days, then in any such case, Shipper may not terminate this Agreement on account of such Carrier Default, but Shipper may, by written notice to Carrier, inform Carrier of its intention to suspend this Agreement if such Carrier Default is not cured within a further thirty (30) Day period, and if any such Carrier Default has not been cured within such further period of thirty (30) Days, Shipper may, by written notice to Carrier, suspend this Agreement, any such suspension to be effective upon receipt of such notice by Carrier, effective until the applicable Carrier Default is cured.
The rights and remedies under this Section 6.4 shall be in addition to all of Shipper’s other rights and remedies under this Agreement (including, but not limited to, the rights and remedies described in Section 4.6) or the Tariff or which Shipper may otherwise have at law, in equity or by statute or regulation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise by Shipper of other rights or remedies, provided that Shipper may not terminate this Agreement on account of a Carrier Default.

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ARTICLE VII
WARRANTY OF TITLE; ROYALTIES
7.1.    Shipper’s Warranty. Shipper represents and warrants to Carrier that Shipper has title to and/or the right to transport all Raw Make delivered hereunder, and that except for Prior Dedications, said Raw Make is free from all liens, Claims and encumbrances, including liens to secure payment of production taxes, severance taxes, and other taxes. Shipper agrees to indemnify and hold Carrier harmless from any and all Claims and Losses incurred in connection with, or in any manner whatsoever relating to any breach of the representations and warranties made by Shipper pursuant to this Section 7.1.
7.2.    Carrier’s Warranty. Carrier represents and warrants to Shipper that Carrier has the right to receive all Raw Make delivered hereunder and to deliver Shipper’s Raw Make to the Destination Points, free from all liens, Claims and encumbrances, including liens to secure payment of production taxes, severance taxes, and other taxes. Carrier agrees to indemnify and hold Shipper harmless from any and all Claims and Losses incurred in connection with, or in any manner whatsoever relating to any breach of the representations and warranties made by Carrier pursuant to this Section 7.2.
7.3.    Proceeds of Production. Shipper agrees to make payment of all royalties, overriding royalties, production payments, and all other payments for interest attributable to Raw Make delivered hereunder due to any Person under any leases or other documents in accordance with the terms thereof.
7.4.    Title. Title to Shipper’s Raw Make delivered to the Pipeline System, including all constituents thereof, shall remain with and in Shipper or its designee at all times.
ARTICLE VIII
WAIVER OF CERTAIN DAMAGES
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, MULTIPLE, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, OR LOSS OF PROFITS OR REVENUES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY BREACH HEREOF; PROVIDED, HOWEVER, THE FOREGOING SHALL NOT BE CONSTRUED AS LIMITING (I) AN OBLIGATION OF A PARTY HEREUNDER TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE OTHER PARTY AGAINST CLAIMS ASSERTED BY UNAFFILIATED THIRD PARTIES, INCLUDING, BUT NOT LIMITED TO, THIRD PARTY CLAIMS FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, OR (II) DAMAGES TO CARRIER’S PIPELINE SYSTEM OR OTHER FACILITIES CAUSED BY SHIPPER’S DELIVERY OF RAW MAKE THAT FAILS TO SATISFY THE QUALITY SPECIFICATIONS SET FORTH IN THE TARIFF; PROVIDED FURTHER, HOWEVER, THAT SHIPPER SHALL HAVE NO LIABILITY TO ANY THIRD PARTY NOR SHALL SHIPPER HAVE ANY DUTY TO INDEMNIFY CARRIER FOR CLAIMS OR LOSSES, INCLUDING PENALTIES OR OTHER CHARGES IMPOSED

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BY DOWNSTREAM RECIPIENTS OF RAW MAKE, BY ANY THIRD PARTY, INCLUDING OTHER SHIPPERS OR DOWNSTREAM RECIPIENTS OF RAW MAKE TENDERED BY CARRIER, WITH RESPECT TO RAW MAKE THAT SATISFIES THE RAW MAKE QUALITY SPECIFICATIONS HEREUNDER NOTWITHSTANDING A FAILURE OF THE RAW MAKE TENDERED BY CARRIER TO SATISFY THE RAW MAKE QUALITY SPECIFICATIONS OF A DOWNSTREAM RECIPIENT OF RAW MAKE FROM CARRIER, INCLUDING WITH RESPECT TO THE MINIMUM ETHANE PERCENTAGE IN THE RAW MAKE AND CARRIER SHALL INDEMNIFY SHIPPER, AND ITS AFFILIATES, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FROM ANY SUCH CLAIMS OR LOSSES. THIS ARTICLE VIII SHALL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER EXISTING PRIOR TO THE DATE OF THIS AGREEMENT.
ARTICLE IX
FORCE MAJEURE
9.1.    Suspension of Obligations. Subject to the limitations set forth in Section 9.4, if either Carrier or Shipper is unable to perform any obligations, due to an event of Force Majeure, as defined in Section 9.2, such failure shall not be a Carrier Default or a Shipper Default under this Agreement, insofar as such obligations are affected by such event of Force Majeure, for the duration of such event of Force Majeure, and any additional period when Carrier or Shipper remains unable to perform such obligations as a result of such event of Force Majeure.
9.2.    Definition of Force Majeure. The term “Force Majeure” shall mean any cause or causes not reasonably within the control of the Party claiming suspension and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including, without limitation by enumeration, acts of God, acts of Governmental Authorities, compliance with rules, regulations or orders of any Governmental Authority, strikes, lockouts or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, extreme cold, storms, hurricanes, floods, or other adverse weather conditions, washouts, arrests and restraint of rulers and people, civil disturbances, explosions, breakage or accident to machinery, equipment or pipelines, freezing of wells, pipelines or equipment, requisitions, directives, diversions, embargoes, priorities or expropriations of government or Governmental Authorities, legal or de facto, whether purporting to act under some constitution, decree, law or otherwise, failure of pipelines or other carriers to transport or furnish facilities for transportation, failures, disruptions, or breakdowns of machinery or of facilities for production, manufacture, transportation, distribution, processing or consumption (including, but not by way of limitation, the Pipeline System), failure of gathering or processing facilities, machinery or equipment, allocation or curtailment by third parties of upstream or downstream capacity, the necessity for making repairs, alterations, enlargements or connections to, or performing maintenance on, machinery or facilities of production, manufacture, transportation, distribution, processing or consumption (including, but not by way of limitation, the Pipeline System), inability to secure or delays in securing rights‑of‑way

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and permits, transportation embargoes or failures or delays in transportation or poor road conditions, partial or entire failure of Raw Make supply and downstream pipeline market constraints.
9.3.    Notification. When seeking to rely on the provisions of this Article IX, a Party failing to perform due to an event of Force Majeure shall:
(a)    upon obtaining knowledge of the actual occurrence, or the reasonably likely future occurrence, of the event of Force Majeure giving rise to the right to rely on Section 9.1, promptly give written notice to the other Party of such event of Force Majeure and of the obligations expected to be affected thereby;
(b)    commence and diligently pursue the taking of commercially reasonable steps to cause the discontinuance of, and to minimize the effect of, the event of Force Majeure; and
(c)    upon the occurrence of any significant development in the process of attempting to discontinue and minimize the effect of the event of Force Majeure, notify the other Party thereof and provide documentation of such developments.
9.4.    Limitations. Notwithstanding anything contained in this Article IX, lack of finances shall not be considered an event of Force Majeure. The provisions of this Article IX shall not apply so as to suspend the performance of any obligation to make payment of any amount payable under or in respect of this Agreement and shall not give rise to any extension of the Term. The suspension of any obligations shall be of no greater scope and of no longer duration than is reasonably required due to the Force Majeure event, and the affected Party shall use commercially reasonable efforts to overcome or mitigate the effects of such Force Majeure event.
ARTICLE X
ASSIGNMENT
10.1.    Assignments Not Requiring Consent. Either Party may assign this Agreement to any of its Affiliates or, with respect to Shipper, a purchaser of Shipper’s Interests in the Dedicated Area (subject to Section 10.3), without the consent of the other Party, in whole or in part, but any such assignment shall not relieve the assigning Party of any of its liabilities, obligations or duties hereunder, provided, however, in the case of a partial assignment of any of Shipper’s rights and obligations to an Affiliate, Shipper shall have no further responsibility for the obligations so assigned (subject to Section 10.3), nor shall the assignee have any responsibility for the responsibilities of Shipper that were not so assigned. Further, in the event of a partial assignment pursuant to this Section 10.1, Shipper may, in its sole discretion, decide that portion of the Deemed Volume Commitment to be assigned, provided that the assignee has reasonable capability to tender the Deemed Volume Commitment assigned to it and this Agreement shall apply to Shipper and its assignee(s) severally.
10.2.    Assignment Requiring Consent. Except as provided in Section 10.1, neither Party may assign this Agreement or a Party’s respective rights and obligations in whole or part under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.

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10.3.    Conveyance of Interests. Shipper shall cause any conveyance by it of all or any of Shipper’s Interests in the Dedicated Area to be made expressly subject to the terms of this Agreement, but any such conveyance by Shipper of all or any of its Interests in the Dedicated Area shall not relieve Shipper of any of its liabilities, obligations or duties hereunder, including, for the avoidance of doubt, the obligation to cause Dedicated Raw Make attributable to such conveyed Interests in the Dedicated Area to be delivered to Carrier in accordance with the terms and conditions of this Agreement. Shipper shall cause any successor or assign of such Interests in the Dedicated Area to agree that it takes such Interests in the Dedicated Area subject to the terms and conditions of this Agreement, and that it will cause any subsequent purchasers or assignees to do the same.
10.4.    Compliance. Any purported assignment of this Agreement that does not comply with the requirements of this Article X shall be null and void.
10.5.    Successors and Assigns. Subject to the preceding subsections of this Article X, this Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.
ARTICLE XI
TAXES
Carrier shall not be responsible for, and Shipper hereby agrees to be responsible for, pay and indemnify, defend and hold harmless Carrier for, any and all Taxes, if any, levied on (i) Shipper Raw Make tendered under this Agreement, including property Taxes on such Raw Make in the Pipeline System, (ii) the transportation of Shipper Raw Make, or (iii) the provision of Services hereunder; provided, however, that Shipper shall not be liable hereunder for (x) Taxes (including ad valorem taxes) assessed against Carrier based on Carrier’s income, revenues, gross receipts, net worth or ownership of the Pipeline System, and (y) state franchise, license and similar Taxes required for the maintenance of Carrier’s corporate existence. In the event Carrier is required to pay any Tax described in the first sentence of this Article XI for Shipper, Shipper shall reimburse Carrier for the same upon receipt of invoice and supporting documentation provided by Carrier. The payment, indemnity, defense and hold harmless obligations set forth in this Article XI shall survive the termination of this Agreement.
ARTICLE XII
NOTICE AND STATEMENTS
12.1.    Notice. Any notice, statement, payment, Claim or other communication required or permitted hereunder shall be in writing and shall be sent by: (i) facsimile transmission; (ii) delivered by hand; (iii) sent by United States mail with all postage fully prepaid; or (iv) by courier with charges paid in accordance with the customary arrangements established by such courier. All notices and communications hereunder shall also be copied by email to the relevant Party at the address set forth below for such Party, in each of the foregoing cases addressed to the Party at the following addresses:

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Carrier	NOTICES AND CORRESPONDENCE:

Alpine High NGL Pipeline LP
Attn: Commercial Operations
17802 IH-10 West, Suite 300
San Antonio, Texas 78257

Electronic Mail: CommercialOperations@apachecorp.com

PAYMENT INSTRUCTIONS:

Alpine High NGL Pipeline LP
c/o [***]
Bank: [***] Account Name: [***]
ABA: [***] Account Number: [***]

Shipper	NOTICES AND CORRESPONDENCE:

Such notices, statements, payments, Claims or other communications shall be deemed received as follows: (i) if delivered personally, upon delivery; (ii) if sent by United States mail, whether by express mail, registered mail, certified mail or regular mail, the day receipt is refused or is confirmed orally or in writing by the receiving Party; (iii) if sent by a courier service, upon delivery; or (iv) if sent by facsimile, upon completion of the transmission thereof, except that if such transmission is on any day other than a Business Day, or on or after 4:00 p.m., Central Clock Time, such notice shall be deemed to be received on the next Business Day.
12.2.    Change of Address. Notices of change of address of either of the Parties shall be given in writing to the other Party in the manner aforesaid and shall be observed in the giving of all future notices, statements, payments, Claims or other communications required or permitted to be given hereunder.
ARTICLE XIII
MISCELLANEOUS

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13.1.    Entire Agreement; Amendments. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, supersede all prior agreements and understandings with respect thereto, and may be amended, restated or supplemented only by written agreement of the Parties. Notwithstanding the foregoing, the Tariff are subject to amendment by Carrier from time to time subject to Applicable Law and subject the terms and conditions of this Agreement, provided, however, that the Tariff shall not be amended to degrade or adversely affect Shipper’s rights under this Agreement or the Tariff.
13.2.    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without giving effect to the conflict of law rules thereof, PROVIDED, HOWEVER, THAT NO LAW, THEORY OR PUBLIC POLICY SHALL BE GIVEN EFFECT WHICH WOULD UNDERMINE, DIMINISH OR REDUCE THE EFFECTIVENESS OF EACH PARTY’S WAIVER OF CONSEQUENTIAL, MULTIPLE, INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, OR LOSS OF PROFITS OR REVENUES, SET FORTH IN ARTICLE VIII, IT BEING THE EXPRESS INTENT, UNDERSTANDING, AND AGREEMENT OF THE PARTIES THAT SUCH WAIVERS ARE TO BE GIVEN THE FULLEST EFFECT, NOTWITHSTANDING ANY PRE-EXISTING CONDITION OR THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY PARTY HERETO, OR OTHERWISE.
13.3.    Jurisdiction and Venue. The Parties hereby irrevocably consent to the exclusive jurisdiction of the state or federal courts located in Harris County, Texas and irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any federal or state court located in Harris County, Texas.
13.4.    No Drafting Presumption. No presumption will operate in favor of or against any Party as a result of any responsibility that any Party may have had for drafting this Agreement. Shipper and Carrier acknowledge and mutually agree that this Agreement and all contents herein were jointly prepared by the Parties.
13.5.    Waiver. No waiver of any term, provision or condition of this Agreement shall be effective unless in writing signed by the Parties, and no such waiver shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of the Agreement, unless specifically so stated in such written waiver.
13.6.    No Third Party Beneficiaries. Except for Persons indemnified hereunder, and only to that extent, this Agreement is not for the benefit of any third party and nothing herein, expressed or implied, confers any right or remedy upon any Person not a party hereto.
13.7.    No Partnership. It is not the intention of the Parties to create, nor is there created hereby, a partnership, trust, joint venture or association. The status of each Party hereunder is solely that of an independent contractor.

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13.8.    Survival. Notwithstanding the termination of this Agreement for any reason, (a) Article V, VI, VII, VIII, XI, XII and XIII shall survive the termination of this Agreement, and (b) each Party to this Agreement will be liable for all of its accrued obligations hereunder up to and including the date on which the termination becomes effective.
13.9.    Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.
13.10.    Rules of Construction. In construing this Agreement, the following principles shall be followed:
(a)    examples shall not be construed to limit, expressly or by implication, the matter they illustrate;
(b)    the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions;
(c)    the plural shall be deemed to include the singular and vice versa, as applicable;
(d)    all references in this Agreement to an “Article,” “Section,” “subsection,” or “Exhibit” shall be to an Article, Section, subsection, or Exhibit of this Agreement, unless the context requires otherwise;
(e)    unless the context otherwise requires, the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof; and
(f)    each Exhibit and Schedule to this Agreement is attached hereto and incorporated herein as a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any Exhibit or Schedule, the provisions of the main body of this Agreement shall prevail, including as to any conflicts with the Tariff such that as between the main body of this Agreement and the Tariff, the provisions of the main body of this Agreement shall prevail.
13.11.    Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, (i) the validity, legality and/or enforceability of the remaining provisions shall not, in any way, be affected or impaired thereby and (ii) in lieu of such invalid, illegal or unenforceable provision, there shall be automatically added to this Agreement a provision as similar to such invalid, illegal or unenforceable provision as may be possible and be legal, valid and enforceable.
13.12.    Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.
13.13.    No Inducements. No director, employee, or agent of any Party shall give or receive any commission, fee, rebate, gift, or entertainment of significant cost or value in connection with this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

13.14.    Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Neither Party shall be bound until both Parties have executed a counterpart. Facsimile or other electronic copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.
13.15.    Confidentiality.
(a)    Standard of Care. Each Party agrees that it shall maintain all terms and conditions of this Agreement in confidence, and that it shall not cause or permit disclosure thereof without the express written consent of the other Party, which consent shall not be reasonably withheld, delayed, or conditioned. The standard of care to be employed by each Party with respect to the other Party’s confidential information shall be the standard of care employed by a reasonable person in protecting confidential information.
(b)    Permitted Disclosures. Notwithstanding Section 13.15(a) of this Agreement, disclosures of any terms and provisions of this Agreement otherwise prohibited may be made by a Party (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a court, agency, or other governmental body exercising jurisdiction over the subject matter hereof, by order, by regulations, or by other compulsory process (including, but not limited to, deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third Person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement or to a potential investor, provided such third Person agrees in writing to be bound by confidentiality terms no less restrictive than those set forth in this Section 13.15; (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to a co-working interest owner or royalty owner of Shipper Raw Make delivered hereunder, provided such co-working interest owner or royalty owner agrees in writing to be bound by the terms of this Section 13.15; (viii) to the extent any such terms or provisions become public information through no fault of any Party; or (ix) to a bank or other financial institution, and their agents and representatives, in connection with a Party arranging for funding.
(c)    Notification. If a Party is or becomes aware of a fact, obligation, or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 13.15(b)(ii) above, it shall so notify in writing the other Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.
(d)    Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 13.15.
(e)    Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein, the Party desiring to make such public announcement or statement shall provide the other Party with a

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CONFIDENTIAL TREATMENT REQUESTED

copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Party shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both such Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Party to the text of a public announcement or statement, which approval shall not be unreasonably withheld, delayed or conditioned. Nothing contained in this Section 13.15 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange, or any other regulated stock exchange.
13.16.    Compliance with Laws. Both Parties shall, in carrying out the terms and provisions of this Agreement, abide by all present and future laws of any Governmental Authorities.
13.17.    Arm’s Length Negotiations. Each of the Parties acknowledges and agrees that this Agreement is the result of good faith, arm’s length negotiations which have resulted in an agreement that is fair and equitable to Carrier and Shipper.
13.18.    Audit Rights. Each Party, on not less than thirty (30) Days’ prior written notice to the other Party, will have the right at all reasonable times during the Term of this Agreement, and for twenty-four (24) Months thereafter, to audit the books and records of the other Party, including the ability to make and retain copies of the same, to the extent reasonably necessary to verify performance under the terms and conditions of this Agreement, including, without limitation, the accuracy of any statement, allocation, measurement, computation, charge, or payment made under or pursuant to this Agreement, provided that the auditing Party will protect the confidentiality of the books and records made available by the other Party. Additionally, each Party shall have the right to perform site inspections and carry out field visits of the assets and related measurement equipment being audited, upon request to and in compliance with the safety and other reasonable requirements of the Party whose assets and related measurement equipment are being audited. Each Party’s right to audit pursuant to this Section 13.18 may not be exercised more than twice a Year. The Parties shall agree in good faith on a mutually-acceptable time and location to commence any audit initiated hereunder, and such audit shall be performed in reasonable accommodations at the relevant offices or other work locations of the Party to be audited. To the extent that the Parties are unable to reach agreement as to an acceptable time and location to commence such audit, the Parties shall meet at Shipper’s corporate offices in Houston, Texas, during normal business hours, on the third Monday that follows the notice provided by the Party who requested the audit. The Party subject to the audit shall respond to all exceptions and claims of discrepancies within one hundred eighty (180) Days of receipt thereof. Notwithstanding anything to the contrary in this Agreement, the audit rights set forth herein shall survive termination or expiration of this Agreement for a period of twenty-four (24) Months following termination or expiration.
[Signature page follows]

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.
CARRIER:

ALPINE HIGH NGL PIPELINE LLC

By:

Name:

Title:

Date:

SHIPPER:

[ ]

By:

Name:

Title:

Date:

Signature page to the Transportation Services Agreement

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
TARIFF
(See Attached)

Exhibit A - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B
DEDICATED AREA
The Dedicated Area shall mean
[Insert description of property assigned to transferee producer]

Section	Block	Survey	County	WI%

Exhibit B - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C
RAW MAKE QUALITY SPECIFICATIONS

COMPONENT	TEST METHOD	SPECIFICATION
Total Methane (See note 5)	GPA 2186	0.5 Liq. Vol.% max.
Methane % of Ethane (See note 5)	GPA 2186	1.5 Liq. Vol.% max.
Aromatics	GPA 2186	10.0 Liq. Vol.% max. (of C5+)
Olefins	GPA 2186	1.0 Liq. Vol.% max.(See note 1)
Vapor Pressure at 100 deg. F	ASTM D2598	600 psig max.
Copper Strip Corrosion	ASTM D1838	No. 1 (See notes 2 & 3)
Volatile Sulfur	ASTM D2784 or ASTM D5623	150 ppm wt. max.
Carbon Dioxide	GPA 2186	0.35 Liq. Vol. % max. (of C2)
Hydrogen Sulfide	ASTM D2420 or ASTM D5623	Pass
Carbonyl Sulfide	ASTM D5623	15 ppm wt. max. (of C3)
Distillation End Point	ASTM D-86	375 deg. F. max. (See note 4)
Saybolt Color Number	ASTM D156 or ASTM D6045	+27 min. (See note 4)
Water Content	VISUAL	No Free Water @ 34 deg.F
Prod. Temp. (>65 mole% Ethane)	Thermometer	90 deg. F. max.
Prod. Temp. (<65 mole% Ethane)	Thermometer	110 deg. F. max.
Halides (including Fluorides)	ASTM D7359	1 ppm wt. max.(in nC4)
Methanol (see note 6)	ASTM D7423	200 ppm wt. max

ON TEST METHODS: Method numbers listed above, beginning with the letter “D”, are American Society for Testing and Materials (ASTM), Standard Test Procedures. The most recent year’s revision for the procedures will be used.
CONTAMINANTS: The specification defines only the basic purity for this product. The product is to be free of any contamination that might render the product unusable for its commonly used applications. Specific contaminants include (but are not limited to) dirt, rust, scale, and all other types of solid contaminants, caustic, amines, chlorides, heavy metals, oxygenates, inerts and any component added to the product to enhance the ability to meet the specifications.

1.	Propylene limited to 5.0 Liq. Vol. % max. of contained Propane, Butylene limited to 0.35 Liq. Vol. % max. of contained Butanes, and Butadiene limited to 0.01 Liq. Vol. % max. of contained Butanes.

Exhibit C - 1

CONFIDENTIAL TREATMENT REQUESTED

2.	Caution – Use a corrosion cylinder rated at a minimum of 1500 psig.

3.	The use of corrosion masking agents is strictly prohibited.

4.	Distillation and Color to be run on that portion of the mixture having a boiling point of 70 ° F and greater at atmospheric pressure.

5.	Includes Nitrogen and Oxygen.

6.	This is a component specification for product received from injectors to the Alpine High Plants.

Exhibit C - 2

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D
PRIOR DEDICATIONS

Exhibit D - 1

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E
MEASUREMENT PROCEDURES
ARTICLE I
DEFINITIONS
Acronyms and capitalized terms used in this Exhibit, but not otherwise defined in the Agreement, have the following meanings:
“API” means the American Petroleum Institute.
“ASTM” means ASTM International.
“Base-Line Meter Factor” means the meter proving factor established after meter installation or maintenance that meets API guidelines for uncertainty and is the reference prove from which subsequent meter proves are compared.
“Component” has the meaning given to such term in the Tariff.
“DCF” means the dimensionless number obtained by dividing the density as determined by the use of the Pycnometer (or such similar device) by the density as measured by the densitometer.
“EVP” means the equilibrium vapor pressure.
“Flowing Day” means a Day during which the stream to be measured actually flows.
“g/cc” means grams per cubic centimeter.
“GPA” means GPA Midstream.
“Inferred Mass Combined Factor Shift” means the absolute value of the sum of the Meter Factor shift and the DCF factor shift when used in inferred mass systems.
“Meter Factor” means a dimensionless term obtained by dividing the gross standard volume or mass of liquid passed through the meter (as measured by a prover during proving) by the corresponding meter indicated volume at standard conditions. For subsequent metering operations, the throughput or gross measured volume or mass is determined by multiplying the indicated volume or mass registered by the meter times the Meter Factor.
“MPMS” means the Manual of Petroleum Measurement Standards as published by the API.
“psig” means pounds per square inch gauge.
“Pycnometer” means a double-walled, high-pressure vessel used to prove a densitometer.
“Requesting Party” means the Party requesting the applicable data.

Exhibit E - 1

CONFIDENTIAL TREATMENT REQUESTED

“Sending Party” means the Party providing the applicable data.
ARTICLE II
DESIGN AND INSTALLATION
Section 2.1    General
A.    Carrier’s methods, standards, and measurement procedures shall at a minimum meet relevant industry standards.
B.    Carrier’s intent is to design, operate, and maintain its custody transfer measurement facilities in a manner to meet or exceed the criteria set out in the MPMS and to meet or exceed all pertinent governmental regulations.
C.    Natural gas liquids, including non-refrigerated ethane, demethanized mix (y-grade), propane, ethane-propane mixes, propylene, butanes, isomers of butene, and natural gasoline, delivered to or received by Carrier shall be measured by either volumetric or mass measurement procedures, as determined solely by Carrier, using a flow meter described in MPMS Chapter 5.
D.    The measuring facility shall be operated at a pressure greater than the EVP of the fluid at flowing conditions to ensure the stream is in a liquid state and contains no vapor, as determined by the appropriate chapter of the MPMS.
E.    All equipment employed in metering and sampling, and all equipment upstream and downstream of the measurement station, which might affect quantity and quality determinations, must be approved by Carrier as to the type, materials of construction, method of installation, and maintenance. Due consideration shall be given to the operating pressure, temperature, and characteristics of the Raw Make being measured.
F.    References to any API, GPA, ASTM, or similar publications encompass the latest edition, revision, or amendment thereof. From time to time, these chapters and sections are subject to change by their respective publishers, and such changes will supersede the specific references contained herein.
Section 2.2    Measurement Equipment and Systems
A.    Flow Meters. Flow meters shall be installed in accordance with MPMS Chapter 5.
B.    Densitometers and Density Determination.

1.
Where required, densitometers, including Coriolis meters used for determining flowing density, shall be installed and calibrated in accordance with MPMS, Chapter 14. The output shall be connected directly into a flow computer capable of internally converting the densitometer’s output signal to corrected flowing density in g/cc. Proving is to be by entrapping a sample of the flowing stream at system conditions in a Pycnometer. The connections

Exhibit E - 2

CONFIDENTIAL TREATMENT REQUESTED

for the Pycnometer shall be installed in such manner as to ensure the same representative sample introduced to the densitometer is captured by the Pycnometer. The accuracy of the densitometer shall be verified at the time of the meter proving or when accuracy is in question. The accuracy of the densitometer must be within +/- 0.001 g/cc over the required range and repeatable to +/- 0.0005 g/cc.

2.	Thermowells shall be installed to allow monitoring of the inlet and outlet temperature of the Pycnometer during calibration.

3.	During a densitometer calibration, the difference between all outlet temperatures and pressures must be within +/-0.2 °F and +/- 5.0 psi of each other during the proof test.

4.	For polymer grade propylene measurement, a density calculated using MPMS Chapter 11.3.3.2 may be used for density determination.

5.
For chemical grade propylene measurement, a density calculated using MPMS Chapter 11.3.3.2 may be used for density determination. When this calculated density is used, the Meter Factor shall be adjusted by a factor of 0.9987[1] to account for the composition changes.

6.	For High Purity Isobutylene measured by a mass meter producing a mass pulse output, and mass proved, the meter does not need a densitometer.

7.	Under no circumstances will a density measurement be utilized for transaction calculations without a proving or verification of the function during the ticket period.

8.	Verification and calibration data will be supplied to Shipper within ten (10) Days of the procedure.

9.
The proving intervals, tolerances, repairs, and methods of correction are the same as those provided elsewhere in this Exhibit, and the average of two (2) successive Pycnometer provings will establish Raw Make flowing density, provided: (i) the two (2) successive provings agree within 0.0005, and (ii) the average of the two (2) tests is within 0.0015 of the previously accepted calibration factor.

C.    Temperature Transmitters. Temperature transmitters shall be verified at the time of the meter proving using a certified thermometer or precision electronic temperature device. Temperature transmitters must exhibit a discrimination of at most 0.1o F, or better, and a variation from a certified electronic or mercury liquid-in-glass thermometer no greater than 0.5o F.
1 Based on the work of J.E. Gallagher, Shell Pipeline Corporation, “Chemical-Grade Propylene Density Measurement,” July, 1983.

Exhibit E - 3

CONFIDENTIAL TREATMENT REQUESTED

D.    Pressure Transmitters. Pressure transmitters shall be verified at the time of meter proving using a reference gauge to ensure current readings exhibit pressure discrimination of not more than 1.0 psig, and the variation from a certified test gauge does not exceed 2.0 psig.
E.    Flow Computers. Flow computers shall be capable of accepting pulses from the flow meter transmitter and signals from the pressure, temperature, and density transmitters. The flow computer shall convert, as required, and totalize these signals into flowing density, corrected flowing density, indicated volume, gross volume, mass, specific gravity at 60o F, and net volume. The flow computer and its operation shall comply with MPMS Chapter 21. For net volume determinations (for most Components), the flow computer shall utilize the latest ASTM, API, and GPA standards for temperature and pressure corrections that are applicable to the Component being measured. The weight of water shall be as provided in the latest version of GPA 2145.
F.    Composite Sampling Systems. Composite sampling is required for Raw Make transacted on a Component Barrel basis and for quality verification of any Raw Make. The composite sampling system shall be installed and operated in accordance with GPA Standard 2174. The composite sampler shall be operated to collect flow-proportional samples, based on indicated volume. These samples shall be accumulated in and removed from floating-piston cylinders with mixing capability.
ARTICLE III
ACCOUNTING
Section 3.1    Custody Transfer Tickets. Unless otherwise provided for by separate agreement, Carrier shall furnish Shipper with a batch custody transfer ticket, where batch may denote either quantity or time. Further, the batch shall be closed out at the start of Day on the first Day of the Month or such other period as Carrier, in its sole discretion, may deem appropriate. When provided, Daily custody transfer tickets are for the period of one Day. For the purposes of determining whether Raw Make meets the applicable Raw Make Quality Specifications, the composition shall be determined no more often than weekly.
Section 3.2    Volume-Basis Streams. Unless otherwise provided for by separate agreement, for streams transacted on a volume basis the ticket shall identify the Raw Make and state the net volume in Barrels of Raw Make measured, and all factors associated with its production.
Section 3.3    Mass-Basis Streams. Unless otherwise provided for by separate agreement, for streams that are transacted on a mass basis the ticket shall identify the Raw Make, state the total mass measured in pounds, show Raw Make analysis, and show total Component Barrels (if required). Where required, total pounds mass shall be converted to pounds of each Component based on its weight fraction as determined by analysis. If required, the Component pounds shall then be converted to equivalent Barrels of each Component utilizing the calculation procedure outlined in MPMS Chapter 14. The Component density in a vacuum shall be in accordance to GPA Standard

Exhibit E - 4

CONFIDENTIAL TREATMENT REQUESTED

2145. If required, the ticket shall identify the Raw Make and state the total mass, Raw Make analysis, and total Component Barrels.

ARTICLE IV
MAINTENANCE AND OPERATIONS
Section 4.1    Measurement Basis
A.    Mass Measurement

1.
Inferred Mass: Inferred mass measurement is accomplished utilizing a flow-proportional composite sampler (if required), volumetric flow meter, densitometer, and flow computer to convert gross volumetrically measured Barrels using density in g/cc at flowing conditions, and corrected for instrument error, to total pounds mass according to the following formula:

Total Pounds = Indicated Barrels x Meter Factor x Flowing Density (g/cc) x 350.5069 x DCF
Where:
350.5069 is a conversion factor for converting g/cc to pounds/Barrel.

2.
Direct Mass: Coriolis measurement is accomplished by utilizing a Coriolis meter and a flow computer to accumulate mass pulses from the flow meter transmitter and report in pounds. Measured pounds mass is calculated according to MPMS Chapter 5.6.

B.    Volumetric Measurement. Volumetric measurement may be accomplished utilizing a flow computer, a flow meter outputting volume pulses, and temperature and pressure transmitters. Where applicable, a densitometer shall be installed. In the case of purity products, Carrier reserves the right to use a fixed specific gravity at 60o F and 14.696 psia in lieu of a densitometer for flow calculations. The proper API, ASTM, and GPA standards shall be used to calculate and totalize net Barrels.
Section 4.2    Provings and Tolerances
A.    General

1.
Meter provings, calibration of instruments, and maintenance of measurement equipment will normally be performed by Carrier personnel, but these functions may be delegated to responsible third-party contractors under the direction of an Carrier representative.

2.	All provings shall be by the applicable MPMS standard.

Exhibit E - 5

CONFIDENTIAL TREATMENT REQUESTED

3.	For meters outputting a mass pulse:

a.
The prover shall be equipped with a densitometer installed and proved in accordance with MPMS Chapter 14. However, for polymer and chemical grade propylene, MPMS Chapter 11.3.3.2 may be used to determine flowing density.

b.	The Coriolis meter shall be proved as an inferred mass proving in accordance with MPMS Chapter 5.6.

4.	For meters outputting a volume pulse:

a.	A live flowing density signal shall be used in the proving calculations.

b.	The density measurement, if present, shall be verified using standard practices as outlined in MPMS Chapters 14.

5.
Unless otherwise impractical, and unless at least seventy-two (72) hours’ notice is first provided to Shipper to allow a Shipper representative to be present, no work shall be performed on the measuring element of a meter without first proving the meter.

B.    Proving Intervals

1.	Each meter shall be proven when initially placed into service and immediately prior to and after maintenance.

2.
Subsequent provings shall be made at least every thirty-one (31) Flowing Days, not to exceed forty-five (45) Flowing Days. However, if operational issues, weather, or unavailability of a prover or prover contractor prevent the proving within thirty-one (31) Flowing Days, then the proving interval may be extended to forty-five (45) Flowing Days.

3.	If the consistency of the Meter Factor allows, and both Parties agree, the proving interval between provings may be extended to up to six (6) Months.

4.
If a Party requests an unscheduled prove, then such Party shall pay for all costs of the unscheduled prove unless the prove determines the instrumentation is outside of the applicable tolerances. Each Party shall allow the other Party to witness all provings made to measurement facilities. Proving will be conducted Monthly or more frequently as the Parties may elect.

C.    Meter Factor

1.	When a meter is proved after initially being placed in service, a Base-Line Meter Factor shall be established.

Exhibit E - 6

CONFIDENTIAL TREATMENT REQUESTED

2.	If any maintenance is performed on a meter or a meter is replaced, a new Base-Line Meter Factor shall be established.

3.	The new Meter Factor shall be used after each successful proving if it meets the proving criteria herein.
D.    Ticket Corrections. If the new Meter Factor deviates from the previous Meter Factor under like operating conditions by more than plus or minus 0.0025, then 1/2 of the volume measured since the previous proving shall be corrected using the new Meter Factor. If the time of malfunction can be determined by historical data, then the volume measured since that point in time shall be corrected using the new Meter Factor. The new Meter Factor may not be used to correct volumes measured more than thirty-one (31) Flowing Days prior to the new proving, unless the Flowing Days between proves exceeds thirty-one (31) Flowing Days, in which case the correction shall be for the Flowing Days between proves. If a correction is required, then a correction ticket shall be issued for the quantity corrected.
E.    Inferred Mass Combined Factor Shift: The mass measurement objective for inferred mass meters is 0.25% accuracy. In the inferred mass equation, both the Meter Factor and DCF are weighted equally. Therefore, a corrected meter ticket will only be written when the absolute value of the sum of the Meter Factor shift and DCF shift is greater than 0.0025. The following are examples:

1.
Example 1: A meter exhibiting a shift in Meter Factor of 0.0024 combined with a densitometer exhibiting a DCF shift of -0.0018, would not require a meter ticket correction, as the sum of these two shifts results in a total factor shift of 0.0006.

2.
Example 2: A meter exhibiting a shift in Meter Factor of -0.0024 combined with a densitometer exhibiting a DCF shift of -0.0018, would require a meter ticket correction, as the sum of these two shifts results in a total shift of 0.0042.

F.    Corrective Actions

1.
If, as a result of a meter proof, a new Meter Factor deviates more than 0.0025 from the previous Meter Factor but less than 0.0050 from the Base-Line Meter Factor, then Carrier’s field representative shall determine the corrective action, if any, to be taken.

2.
If, as a result of a meter proof, the new Meter Factor deviates 0.0050 or more from the Base-Line Meter Factor, then the Carrier field representative shall determine the corrective action, if any, to be taken, including removal, inspection, cleaning of the internals, repairing, zero verification, and replacing. If there is build-up on the internals, then the element or meter shall be cleaned and the meter re-proved. If physical repairs are made (e.g., replacement of a turbine rotor), then the meter shall be re-proved to establish

Exhibit E - 7

CONFIDENTIAL TREATMENT REQUESTED

a new Base-Line Meter Factor, provided that at least seventy-two (72) hours’ notice is first provided to Shipper to allow a Shipper representative to be present.

3.
For mechanical flow meters requiring a wear-in period, after a twenty-four (24) hour wear-in period, the meter shall be re-proved and if the Meter Factor changes more than plus or minus 0.0025 from the new Base-Line Meter Factor, then half (1/2) of the volume measured shall be corrected using the latest Meter Factor.

4.
For Coriolis meters, if the zero changes or the meter is cleaned, repaired, or replaced, then the meter shall be re-proved to establish a new Base-Line Meter Factor. The meter shall be zero verified and, if necessary, re-proved. If the Meter Factor changes more than plus or minus 0.0025 from the new Base-Line Meter Factor, then 1/2 of the volume measured shall be corrected using the latest Meter Factor.

G.    Carrier or its designee shall record all required corrections to measured volumes and shall describe the findings, method of repair, and calculations used in making the correction on the meter proving report. A correction to the ticketed amount shall be issued.
H.    If Shipper’s representative is not present during the proving, then Carrier shall, if requested by Shipper, within two (2) Business Days: (i) notify Shipper of the findings; (ii) provide Shipper with a meter proving report stating the findings, method of repair, and calculations used in making the correction; and (iii) provide Shipper with a correction ticket for the amount corrected.
Section 4.3    Custody Measurement Station Failure. If a failure occurs on a custody measurement station or the station is out of service while Raw Make is being delivered, then the volume shall be determined or estimated by one of the following methods in the order stated, unless the Parties otherwise agree:
A.    by using data recorded by any accurately registering check measuring equipment; or
B.    by correcting the error if the percentage error can be ascertained by calibrations, tests, or mathematical calculations.
Section 4.4    Sampling Procedures. For all sampling procedures and activities detailed below, at least seventy-two (72) hours’ prior notice shall first be provided to Shipper to allow a Shipper representative to be present for any such procedures.
A.    Flow proportional composite samples shall be removed from the composite sampler at the same time the meter is read and a custody ticket issued.

Exhibit E - 8

CONFIDENTIAL TREATMENT REQUESTED

B.    Samples shall be analyzed pursuant to the appropriate test method specified by the applicable Raw Make Quality Specifications.
C.    Three samples shall be taken from the composite sampler. One sample shall be retained by Carrier for analysis, the second sample shall be retained by Shipper for analysis, and the third shall be held as a referee. If Carrier has taken custody, then its sample shall be analyzed and the analysis used to account for transfer. If Shipper has taken custody, then its sample shall be analyzed using the Carrier-specified test method and the analysis used to account for transfer.
D.    If requested, the referee samples shall be held for a period as agreed upon by the connecting Party or a minimum of thirty (30) Days from the date of sampling.
E.    If a malfunction of the sampling occurs resulting in no sample being taken or in an unrepresentative sample being obtained, then the following procedure shall be utilized in the order stated:

1.	the sample collected by any on-stream, back-up sampling device that has extracted a sample in proportion to the volume delivered shall be used;

2.	an average of the composite samples taken over the previous three (3) Months of properly sampled deliveries shall be used, unless the Parties otherwise agree;

3.	Daily grab samples shall to be used for the time in question; or

4.	such other method as the Parties may agree upon shall be used.
F.    Quality Testing. Where multiple sampling methods are allowed, Carrier, in its sole discretion, will determine the preferred method.
G.    Cost of Referee Sample Analysis. If, as a result of the third-party laboratory analyzing the referee sample, the Carrier analysis is used, then Shipper is responsible for the applicable third-party laboratory costs. If, as a result of the third-party laboratory analyzing the referee sample, Shipper analysis is used, then Carrier is responsible for the applicable third-party laboratory costs.
ARTICLE V
MEASUREMENT DISPUTE RESOLUTION
Section 5.1    Mass and Volume Metering. If both the Carrier metering facility and the Shipper metering facility are installed, operated, and maintained according to their respective measurement standards, both of which shall meet or exceed API standards, and the difference in measurement of mass or volume is less than or equal to 0.25%, then Carrier’s measurement of mass or volume, whichever the case may be, will be deemed correct. If the difference is more than 0.25%, then

Exhibit E - 9

CONFIDENTIAL TREATMENT REQUESTED

Carrier and Shipper shall resolve the dispute by working together, using the best available information.
Section 5.2    Analytical. Analytical disputes must be based upon laboratory analysis, using the Carrier-specified test method, of both the Carrier sample and the Shipper sample from the custody sampler (as described above). After analyzing their respective samples according to the Carrier-specified test method, if Shipper and Carrier are in disagreement, then they shall each send the other a copy of their respective sample results, and if the sample results differ by more than the GPA 2186/2177 reproducibility limits for one or more components, then the referee sample shall be taken to Coastal Flow Measurement, which shall analyze the sample in accordance with the Carrier-specified test method. If the third-party laboratory and Carrier analyses disagree by more than the GPA 2186/2177 reproducibility limits for one or more Components, then the third-party lab results shall be accepted by Shipper and Carrier as final and conclusive for the composition of the stream. If the third-party laboratory and Carrier analyses agree within the reproducibility limits of GPA 2186/2177, then the Carrier analysis shall be accepted by Shipper and Carrier as final and conclusive for the composition of the stream.
ARTICLE VI
WITNESSING
Section 6.1    Provings. Carrier and Shipper are each responsible for proving its respective measurement facilities. Each Party shall allow the other Party to witness all provings. For scheduled measurement facilities provings, a Party shall give the other Party at least seventy-two (72) hours’ advance written notice of the date and time of the scheduled prove.
Section 6.2    Use of out-of-tolerance equipment. A Shipper’s witness signature does not constitute the approval of the use of out-of-tolerance equipment, but said signature does attest to the validity of the proving report.
ARTICLE VII
DATA ACCESS
Section 7.1    Data Access. Requesting Party may access Sending Party’s electronic measurement equipment to acquire certain data as further described below. Requesting Party will only have access to such electronic measurement data in a format established by Sending Party, which will not interfere with the operation of Sending Party’s facilities. Requesting Party recognizes that the data acquired from any electronic equipment is “raw” data, subject to further refinement, correction, and/or interpretation. Sending Party has no obligation to provide data to Requesting Party during times of maintenance, repair, or other activities by Carrier that interrupt operations and/or due to events of Force Majeure. Sending Party has no obligation to advise Requesting Party of any such interruptions, or otherwise to verify the integrity of such data at any time. Sending Party shall make necessary connections to its electronic measurement equipment to provide Requesting Party with the following categories of data:
A.    pressure;

Exhibit E - 10

CONFIDENTIAL TREATMENT REQUESTED

B.    temperature;
C.    instantaneous flow;
D.    total flow today; and
E.    such other data as the Parties may agree to in writing.
Section 7.2    Data Transfer. Data transfer will occur via a serial data link between Carrier and Shipper. Shipper is responsible for the data and communications beyond this connection.
Section 7.3    SCADA. Flow and metering data gathered and sent via SCADA monitoring equipment will not be used to determine Raw Make quality and quantity for custody transfer calculations.
ARTICLE VIII
RIGHT TO CHANGE
Carrier reserves the right, from time to time, to make: (1) non-substantive changes to this Exhibit; and (2) changes to this Exhibit driven by industry practice, governmental regulations, or Carrier’s reasonable operational requirements. Such changes will be made on a non-discriminatory basis to similarly situated shippers, and such changes will become effective thirty (30) Days after written notice of the changes is sent to Shipper.

Exhibit E - 11

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE A
ORIGIN POINTS, DESTINATION POINTS,
DEEMED VOLUME COMMITMENT AND RATES

Note: The Priority Rate shall be subject to adjustment as set forth in Section 5.2 of this Agreement.

Pipeline Segment
Origin Point	Destination Point (place an X in the column for the desired Destination Point)	Shipper’s Deemed Volume Commitment (BPD)	Priority Rate ($ per Barrel)
[***]
[ ]	X	[ ]	[$[***] (insert then-effective rate under Apache anchor shipper contract)]
[***]	X	[ ]	[$[***] (insert then-effective rate under Apache anchor shipper contract)]

Schedule A - 1